Exhibit 10.27

                            364-DAY CREDIT AGREEMENT


                          Dated as of December 18, 1997


                                      among


                              UNIVERSAL CORPORATION
                                  as Borrower,


                            THE LENDERS NAMED HEREIN


                                       AND


                               NATIONSBANK, N.A.,
                            as Administrative Agent,

                              ABN-AMRO BANK, N.V.,
                              as Syndication Agent,

             BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION,
                             as Documentation Agent,

                                  CRESTAR BANK,
                               as Managing Agent,

                            FIRST UNION NATIONAL BANK
                                       and
                               WACHOVIA BANK, N.A.
                                  as Co-Agents,


                                                 TABLE OF CONTENTS

SECTION 1 DEFINITIONS.............................................................................................1
         1.1 Definitions..........................................................................................1
         1.2 Computation of Time Periods.........................................................................15
         1.3 Accounting Terms....................................................................................15

SECTION 2 CREDIT FACILITIES......................................................................................16
         2.1 Revolving Loans.....................................................................................16
         2.2 Competitive Loan Subfacility........................................................................19

SECTION 3 OTHER PROVISIONS RELATING TO CREDIT FACILITIES.........................................................21
         3.1 Default Rate........................................................................................21
         3.2 Extension and Conversion............................................................................22
         3.3 Prepayments.........................................................................................22
         3.4 Termination and Reduction of Commitments............................................................23
         3.5 Fees................................................................................................23
         3.6 LIBOR Reserve Compensation..........................................................................24
         3.7 Capital Adequacy....................................................................................24
         3.8 Unavailability......................................................................................24
         3.9 Illegality..........................................................................................25
         3.10 Requirements of Law................................................................................25
         3.11 Inability To Determine Interest Rate...............................................................27
         3.12 Replacement of Lenders.............................................................................27
         3.13 Taxes..............................................................................................27
         3.14 Indemnity..........................................................................................30
         3.15 Pro Rata Treatment.................................................................................30
         3.16 Sharing of Payments................................................................................31
         3.17 Payments, Computations, Etc........................................................................32
         3.18 Obligation of Lenders to Mitigate..................................................................33
         3.19 Evidence of Debt...................................................................................34

SECTION 4 CONDITIONS.............................................................................................34
         4.1 Conditions to Closing...............................................................................34
         4.2 Conditions to All Loans.............................................................................36

SECTION 5 REPRESENTATIONS AND WARRANTIES.........................................................................37
         5.1 Financial Condition.................................................................................37
         5.2 No Changes or Restricted Payments...................................................................37
         5.3 Organization; Existence; Compliance with Law........................................................37
         5.4 Power; Authorization; Enforceable Obligations.......................................................38
         5.5 No Legal Bar........................................................................................38
         5.6 No Material Litigation..............................................................................38
         5.7 No Default..........................................................................................38
         5.8 Taxes...............................................................................................38
         5.9 ERISA...............................................................................................39
         5.10 Governmental Regulations, Etc......................................................................40
         5.11 Subsidiaries.......................................................................................40
         5.12 Purpose of Loans...................................................................................41

SECTION 6 AFFIRMATIVE COVENANTS..................................................................................41
         6.1 Financial Statements................................................................................41
         6.2 Certificates; Other Information.....................................................................42
         6.3 Notices.............................................................................................42
         6.4 Maintenance of Existence and Compliance with Law....................................................43
         6.5 Maintenance of Property; Insurance..................................................................44
         6.6 Inspection of Property; Books and Records; Discussions..............................................44
         6.7 Financial Covenants.................................................................................44
         6.8 Use of Proceeds.....................................................................................44

SECTION 7 NEGATIVE COVENANTS.....................................................................................45
         7.1 Indebtedness........................................................................................45
         7.2 Liens...............................................................................................45
         7.3 Consolidation, Merger, Sale or Purchase of Assets, Capital Expenditures, etc........................45
         7.4 Sale Leasebacks.....................................................................................46
         7.5 Sale of Significant Subsidiaries....................................................................46

SECTION 8 EVENTS OF DEFAULT......................................................................................46
         8.1 Events of Default...................................................................................46
         8.2 Acceleration; Remedies..............................................................................49

SECTION 9 AGENCY PROVISIONS......................................................................................50
         9.1 Appointment.........................................................................................50
         9.2 Delegation of Duties................................................................................50
         9.3 Exculpatory Provisions..............................................................................51
         9.4 Reliance on Communications..........................................................................51
         9.5 Notice of Default...................................................................................52
         9.6 Non-Reliance on Administrative Agent and Other Lenders..............................................52
         9.7 Indemnification.....................................................................................52
         9.8 Administrative Agent in its Individual Capacity.....................................................53
         9.9 Successor Administrative Agent......................................................................53

SECTION 10 MISCELLANEOUS.........................................................................................54
         10.1 Notices............................................................................................54
         10.2 Right of Set-Off...................................................................................55
         10.3 Benefit of Agreement...............................................................................55
         10.4 No Waiver; Remedies Cumulative.....................................................................58
         10.5 Payment of Expenses, etc...........................................................................58
         10.6 Amendments, Waivers and Consents...................................................................59
         10.7 Counterparts.......................................................................................60
         10.8 Headings...........................................................................................60
         10.9 Survival...........................................................................................60
         10.10 Governing Law; Submission to Jurisdiction; Venue..................................................60
         10.11 Severability......................................................................................61
         10.12 Entirety..........................................................................................61
         10.13 Binding Effect; Termination.......................................................................61

                                                     SCHEDULES

Schedule 2.1(a)            Schedule of Lenders and Commitments
Schedule 2.1(b)(i)         Form of Notice of Borrowing
Schedule 2.1(e)            Form of Revolving Note
Schedule 2.2(b)-1          Form of Competitive Bid Request
Schedule 2.2(b)-2          Form of Notice of Receipt of Competitive Bid Request
Schedule 2.2(c)            Form of Competitive Bid
Schedule 2.2(e)            Form of Competitive Bid Accept/Reject Letter
Schedule 3.2               Form of Notice of Extension/Conversion
Schedule 4.1(b)            Form of Legal Opinion
Schedule 4.1(i)(v)         Secretary's Certificate
Schedule 5.6               Description of Legal Proceedings
Schedule 5.11              Subsidiaries
Schedule 6.2(b)            Form of Officer's Compliance Certificate
Schedule 10.3              Form of Assignment and Acceptance

                            364-DAY CREDIT AGREEMENT


         THIS  364-DAY  CREDIT  AGREEMENT  dated as of  December  18,  1997 (the
"Credit Agreement"), is by and among UNIVERSAL CORPORATION, a Virginia corporation (the "Borrower"), the lenders named herein and such other lenders as may become a party hereto (the "Lenders"), NATIONSBANK, N.A., as Administrative Agent (in such capacity, the "Administrative Agent"), ABN-AMRO BANK, N.V., as Syndication Agent, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Documentation Agent, CRESTAR BANK, as Managing Agent, and FIRST UNION NATIONAL BANK and WACHOVIA BANK, N.A., as Co-Agents.

                               W I T N E S S E T H

         WHEREAS, the Borrower has requested that the Lenders provide a $150 million credit facility for the purposes hereinafter set forth;

         WHEREAS, the Lenders have agreed to make the requested credit facility available to the Borrower on the terms and conditions hereinafter set forth;

         NOW,  THEREFORE,  IN  CONSIDERATION  of the premises and other good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged, the parties hereto agree as follows:

                                   SECTION 1
                                   DEFINITIONS

         1.1      Definitions.

         As used in this Credit Agreement, the following terms shall have the meanings specified below unless the context otherwise requires:

                  "Administrative Agent" shall have the meaning assigned to such term in the heading hereof, together with any successors or assigns.

                  "Administrative Agent's Fees" shall have the meaning assigned to such term in Section 3.5(c).

                  "Administrative Agent's Fee Letter" means that certain letter agreement, dated as of October 17, 1997, between the Agent and the Borrower, as amended, modified, supplemented or replaced from time to time.

                  "Affected  Lender"  means  such  term as  defined  in  Section
         3.9(a).

                  "Agency Services Address" means NationsBank, N.A., NC1-001-15-04, 101 North Tryon Street, Charlotte, North Carolina 28255,
         Attn: Agency Services, or such other address as may be identified by written notice from the Administrative Agent to the Borrower.

                  "Aggregate Revolving Committed Amount" means the aggregate amount of Revolving Commitments in effect from time to time, being initially ONE HUNDRED FIFTY MILLION DOLLARS ($150,000,000).

                  "Applicable Percentage" means for any day, the rate per annum set forth below opposite the applicable rating for the Borrower's senior unsecured (non-credit enhanced) long term debt then in effect, it being understood that the Applicable Percentage for (i) Base Rate Loans shall be the percentage set forth under the column "Base Rate Margin", (ii) LIBOR Loans shall be the percentage set forth under the column "LIBOR Margin", and (iii) the Facility Fee shall be the percentage set forth under the column "Facility Fee":

         Pricing            S&P             Moody's              LIBOR           Base Rate
          Level           Rating            Rating               Margin           Margin     Facility Fee
          -----           ------            ------               ------           ------     ------------
            I          > A or above     > A2 or above            0.180%             0%          0.070%
                       -                -
           II              >  A-              > A3               0.220%             0%          0.080%
                           -                  -
           III             > BBB             > Baa2              0.275%             0%          0.100%
                           -                 -
           IV              > BBB-            > Baa3              0.375%             0%          0.125%
                           -                 -
            V              < BB+             < Ba1               0.550%             0%          0.150%
                           -                 -

         The numerical classification set forth under the column "Pricing Level" shall be established based on the better of ratings by S&P and Moody's for the Borrower's senior unsecured (non-credit enhanced) long term debt, provided that such ratings are not more than one Pricing Level apart; and an average of the Applicable Percentages in the event the ratings are more than one Pricing Level apart. The Applicable Percentage shall be determined and adjusted quarterly on the date five
         (5) Business Days after the end of each calendar quarter (each a "Rate Determination Date") based on the debt rating in effect on the last day of the preceding calendar quarter and shall be effective until the next Rate Determination Date. Adjustments in the Applicable Percentage shall be effective as to all Loans, existing and prospective, from the date of adjustment. The Administrative Agent shall promptly notify the Lenders of changes in the Applicable Percentage.

                  "Bankruptcy Code" means the Bankruptcy Code in Title 11 of the United States Code, as amended, modified, succeeded or replaced from time to time.

                  "Bankruptcy Event" means, with respect to any Person, the occurrence of any of the following with respect to such Person: (i) a court or governmental agency having jurisdiction in the premises shall enter a decree or order for relief in respect of such Person in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or ordering the winding up or liquidation of its affairs; or (ii) there shall be commenced against such Person an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or any case, proceeding or other action for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or for the winding up or liquidation of its affairs, and such involuntary case or other case, proceeding or other action shall remain undismissed, undischarged or unbonded for a period of sixty (60) consecutive days; or (iii) (A) such Person shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or make any general assignment for the benefit of creditors or (B) the board of directors of such Person shall authorize such Person to take any of the actions set forth in subsection (A); or (iv) such Person shall be unable to, or shall admit in writing its inability to, pay its debts generally as they become due.

                  "Base Rate" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest whole multiple of 1/100 of 1%) equal to the greater of (a) the Federal Funds Rate in effect on such day plus 1/2 of 1% or (b) the Prime Rate in effect on such day. If for any reason the Administrative Agent shall have reasonably determined (which determination shall be conclusive absent manifest error) that it is unable after due inquiry to ascertain the Federal Funds Rate for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations in accordance with the terms hereof, the Base Rate shall be determined without regard to clause (a) of the first sentence of this definition until the circumstances giving rise to such inability no longer exist. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective on the effective date of such change in the Prime Rate or the Federal Funds Rate, respectively.

                  "Base Rate Loan" means any Loan bearing interest at a rate determined by reference to the Base Rate.

                  "Borrower"   means   Universal    Corporation,    a   Virginia
         corporation, as referenced in the opening paragraph, its successors and permitted assigns.

                  "Business Day" means any day other than a Saturday, Sunday or legal holiday on which commercial banks are open for business in Charlotte, North Carolina, Richmond, Virginia and New York, New York; except that when used in connection with a LIBOR Loan, such day shall also be a day on which dealings between banks are carried on in London, England in deposits of U.S. Dollars.

                  "Capital Lease" means, as applied to any Person, any lease of any Property (whether real, personal or mixed) by that Person as lessee which, in accordance with GAAP, is or should be accounted for as a capital lease on the balance sheet of that Person.

                  "Closing Date" means the date hereof.

                  "Code" means the Internal Revenue Code of 1986, as amended, and any successor statute thereto, as interpreted by the rules and regulations issued thereunder, in each case as in effect from time to time. References to sections of the Code shall be construed also to refer to any successor sections.

                  "Commitment" means the Revolving Commitment.

                  "Commitment Period" means the period from and including the Closing Date to but not including the earlier of (i) the Termination Date, or (ii) the date on which the Commitments terminate in accordance with the provisions of this Credit Agreement.

                  "Competitive Bid" means an offer by a Lender to make a Competitive Loan pursuant to the terms of Section 2.2.

                  "Competitive Bid Rate" means, as to any Competitive Bid made by a Lender in accordance with the provisions of Section 2.2, the fixed rate of interest offered by the Lender making the Competitive Bid.

                  "Competitive Bid Request" means a request by the Borrower for Competitive Bids in accordance with the provisions of Section 2.2(b).

                  "Competitive Bid Request Fee" means such fee, if any, agreed upon by the Borrower and the Administrative Agent payable in connection with each Competitive Bid Request.

                  "Competitive Loan" means a loan made by a Lender in its discretion pursuant to the provisions of Section 2.2.

                  "Competitive Loan Lenders" means, at any time, those Lenders which have Competitive Loans outstanding.

                  "Competitive Loan Maximum Amount" shall have the meaning assigned to such term in Section 2.2(a).

                  "Consolidated   Funded   Debt"   means   Funded  Debt  of  the
         Consolidated Group determined on a consolidated basis in accordance with GAAP applied on a consistent basis.

                  "Consolidated Group" means the Borrower and its consolidated subsidiaries as determined in accordance with GAAP.

                  "Consolidated Leverage Ratio" means, as of the last day of any fiscal quarter, the ratio of Consolidated Funded Debt to Consolidated Total Capitalization.

                  "Consolidated Net Income" means for any period for the Consolidated Group, net income on a consolidated basis determined in accordance with GAAP applied on a consistent basis.

                  "Consolidated Tangible Net Worth" means, for the Consolidated Group at any time, Consolidated Total Tangible Assets minus Consolidated Total Liabilities as determined on a consolidated basis in accordance with GAAP applied on a consistent basis.

                  "Consolidated Total Capitalization" means, for the Consolidated Group at any time, the sum of Consolidated Funded Debt plus consolidated shareholders' equity as determined in accordance with GAAP applied on a consistent basis.

                  "Consolidated Total Liabilities" means for the Consolidated Group at any time, total liabilities determined on a consolidated basis in accordance with GAAP applied on a consistent basis.

                  "Consolidated Total Tangible Assets" means, for the Consolidated Group at any time, consolidated total assets minus (i) goodwill and (ii) other items properly classified as "intangible assets", in each case as determined on a consolidated basis in accordance with GAAP applied on a consistent basis.

                  "Consolidated Working Capital" means, for the Consolidated Group at any time, consolidated current assets minus consolidated current liabilities, in each case as determined on a consolidated basis in accordance with GAAP applied on a consistent basis.

                  "Credit Documents" means a collective reference to this Credit Agreement, the Notes, the Administrative Agent's Fee Letter, and all other related agreements and documents issued or delivered hereunder or thereunder or pursuant hereto or thereto.

                  "Default" means any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

                  "Defaulting Lender" means, at any time, any Lender that, at such time, (i) has failed to make a Loan advance required pursuant to the terms of this Credit Agreement, (ii) has failed to pay to the Administrative Agent or any Lender an amount owed by such Lender pursuant to the terms of the Credit Agreement or any other of the Credit Documents, or (iii) has been deemed insolvent or has become subject to a bankruptcy or insolvency proceeding or to a receiver, trustee or similar proceeding.

                  "Dollars" and "$" means dollars in lawful currency of the United States of America.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute thereto, as interpreted by the rules and regulations thereunder, all as the same may be in effect from time to time. References to sections of ERISA shall be construed also to refer to any successor sections.

                  "ERISA Affiliate" means an entity which is under common control with the Borrower within the meaning of Section 4001(a)(14) of ERISA, or is a member of a group which includes the Borrower and which is treated as a single employer under Sections 414(b) or (c) of the Code.

                  "ERISA Event" means, except as would not reasonably be expected to have a Material Adverse Effect, (i) with respect to any Plan, the occurrence of a Reportable Event; (ii) the withdrawal by the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate from a Multiple Employer Plan during a plan year in which it was a substantial employer (as such term is defined in Section 4001(a)(2) of ERISA), or the termination of a Multiple Employer Plan; (iii) the distribution of a notice of intent to terminate or the actual termination of a Plan pursuant to Section 4041(a)(2) or 4041A of ERISA; (iv) the institution of proceedings to terminate or the actual termination of a Plan by the PBGC under Section 4042 of ERISA; (v) any event or condition which could reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan; (vi) the complete or partial withdrawal of the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate from a Multiemployer Plan; (vii) the conditions for imposition of a lien under
         Section 302(f) of ERISA exist with respect to any Plan; or (vii) the adoption of an amendment to any Plan requiring the provision of security to such Plan pursuant to Section 307 of ERISA.

                  "Event of Default" means such term as defined in Section 8.1.

                  "Fees" means all fees payable pursuant to Section 3.5.

                  "Federal Funds Rate" means, for any day, the rate of interest per annum (rounded upwards, if necessary, to the nearest whole multiple of 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (A) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day and (B) if no such rate is so published on such next preceding Business Day, the Federal Funds Rate for such day shall be the average rate quoted to the Administrative Agent on such day on such transactions as reasonably determined by the Administrative Agent.

                  "Funded Debt" means, with respect to any Person, without duplication, (i) all Indebtedness of such Person for borrowed money having a maturity at the time of determination of more than one year or which is renewable or extendible at the option of the Borrower for a period of more than one year from the date of determination, (ii) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made having a maturity at the time of determination of more than one year or which is renewable or extendible at the option of the Borrower for a period of more than one year from the date of determination,
         (iii) all purchase money Indebtedness (including for purposes hereof, indebtedness and obligations described in clauses (iii) and (iv) of the definition of "Indebtedness") of such Person, having a maturity at the time of determination of more than one year or which is renewable or extendible at the option of the Borrower for a period of more than one year from the date of determination, including without limitation the principal portion of all obligations of such Person under Capital Leases having a maturity at the time of determination of more than one year or which is renewable or extendible at the option of the Borrower,
         (iv) all Support Obligations of such Person with respect to Funded Debt of another Person, (v) the attributed principal amount outstanding under any securitization transaction with a maturity at the time of determination of more than one year, and (vi) the principal balance outstanding under any synthetic lease or tax retention operating lease with a maturity at the time of determination of more than one year to which such Person is a party, where such transaction is considered borrowed money indebtedness for tax purposes, but is classified as an operating lease in accordance with GAAP. The Funded Debt of such Person shall include the Funded Debt of any partnership or joint venture in which such Person is a general partner or joint venturer, but only to the extent there is recourse to such Person for the payment of such Funded Debt.

                  "GAAP" means generally accepted accounting principles in the United States applied on a consistent basis and subject to the terms of
         Section 1.3 hereof.

                  "Governmental Authority" means any Federal, state, local or foreign court or governmental agency, authority, instrumentality or regulatory body.

                  "Indebtedness" of any Person means, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made,
         (iii) all obligations of such Person under conditional sale or other title retention agreements relating to Property purchased by such Person (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business), (iv) all obligations of such Person issued or assumed as the deferred purchase price of Property or services purchased by such Person (other than trade debt incurred in the ordinary course of business and due within one year of the incurrence thereof) which would appear as liabilities on a balance sheet of such Person, (v) all obligations of such Person under take-or-pay or similar arrangements or under commodities agreements, (vi) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds of production from, Property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, provided that for purposes hereof the amount of such Indebtedness shall be limited to the greater of (A) the amount of such Indebtedness as to which there is recourse to such Person and (B) the fair market value of the property which is subject to the Lien, (vii) all Support Obligations of such Person, (viii) the principal portion of all obligations of such Person under Capital Leases, (ix) the maximum outstanding amount of all standby letters of credit (excluding performance standby letters of credit) issued or bankers' acceptances created for the account of such Person and, without duplication, all drafts drawn thereunder (to the extent unreimbursed), (x) the outstanding attributed principal amount under any securitization transaction and (xi) the principal balance outstanding under any synthetic lease or tax retention operating lease to which such Person is a party, where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an operating lease in accordance with GAAP. The Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer, but only to the extent to which there is recourse to such Person for payment of such Indebtedness.

                  "Interest Payment Date" means (i) as to any Base Rate Loan, the last day of each March, June, September and December, the date of repayment of principal of such Loan and the Maturity Date and (ii) as to any LIBOR Loan or Competitive Loan, the last day of each Interest Period for such Loan, the date of repayment of principal of such Loan and on the Maturity Date, and in addition where the applicable Interest Period is more than three months, then also on the date three months from the beginning of the Interest Period, and each three months thereafter. If an Interest Payment Date falls on a date which is not a Business Day, such Interest Payment Date shall be deemed to be the next succeeding Business Day, except that in the case of LIBOR Loans where the next succeeding Business Day falls in the next succeeding calendar month, then on the next preceding Business Day.

                  "Interest Period" means (i) as to any LIBOR Loan, a period of one, two, three or six month's duration, as the Borrower may elect, commencing in each case, on the date of the borrowing (including conversions, extensions and renewals) and (ii) as to any Competitive Loan, a period of not less than 7 nor more than 180 days' duration, as the Borrower may request and the Competitive Lender may agree in accordance with the provisions of Section 2.2; provided, however, (A) if any Interest Period would end on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day (except that in the case of LIBOR Loans where the next succeeding Business Day falls in the next succeeding calendar month, then on the next preceding Business Day), (B) no Interest Period shall extend beyond the Maturity Date, and (C) in the case of LIBOR Loans, where an Interest Period begins on a day for which there is no numerically corresponding day in the calendar month in which the Interest Period is to end, such Interest Period shall end on the last day of such calendar month.

                  "Lenders" means each of the Persons identified as a "Lender" on the signature pages hereto, and their successors and assigns.

                  "LIBOR Loan" means any Loan bearing interest at a rate determined by reference to the LIBOR Rate.

                  "LIBOR Rate" means, for any LIBOR Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100th of 1%) appearing on Telerate Page 3750 (or any successor or equivalent page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term "LIBOR Rate" shall mean, for any LIBOR Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100th of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates.

                  "LIBOR Reserve Percentage" means for any day, that percentage (expressed as a decimal) which is in effect from time to time under Regulation D of the Board of Governors of the Federal Reserve System ( or other applicable authority or any successor thereof), as such regulation may be amended from time to time or any successor regulation, as the maximum reserve requirement (including, without limitation, any basic, supplemental, emergency, special, or marginal reserves) applicable with respect to eurocurrency liabilities as that term is defined in Regulation D (or against any other category of liabilities that includes deposits by reference to which the interest rate of LIBOR Loans is determined), whether or not Lender has any eurocurrency liabilities subject to such reserve requirement at that time. LIBOR Loans shall be deemed to constitute eurocurrency liabilities and as such shall be deemed subject to reserve requirements without benefits of credits for proration, exceptions or offsets that may be available from time to time to a Lender. The LIBOR Rate shall be adjusted automatically on and as of the effective date of any change in the LIBOR Reserve Percentage.

                  "Lien" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, security interest, encumbrance, lien (statutory or otherwise), preference, priority or charge of any kind (including any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the Uniform Commercial Code as adopted and in effect in the relevant jurisdiction or other similar recording or notice statute, and any lease in the nature thereof).

                  "Loan" or "Loans" means the Revolving Loans and/or Competitive Loans.

                  "Material Adverse Effect" means an event or condition which has resulted (A) in the provision of a loss contingency in the consolidated financial statements of the Borrower and the notes thereto, (B) in a reduction in the shareholders' equity determined on a consolidated basis for the Borrower which has resulted in, or (C) in
         (A) and (B) such a provision or reduction respectively, which in any case as determined in accordance with GAAP, shall be equal to or greater than twenty percent (20%) of the total shareholders' equity as shown in the most recent annual financial statements for the Borrower on a consolidated basis to constitute a "Material Adverse Effect".

                  "Maturity Date" means such term as defined in Section 2.1(c).

                  "Moody's" means Moody's Investors Service, Inc., or any successor or assignee of the business of such Borrower in the business of rating securities.

                  "Multiemployer Plan" means a Plan which is a multiemployer plan as defined in Sections 3(37) or 4001(a)(3) of ERISA.

                  "Multiple Employer Plan" means a Plan which the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate and at least one employer other than the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate are contributing sponsors.

                  "NationsBank" means NationsBank, N.A. and its successors.

                  "Non-Excluded Taxes" means such term as is defined in Section 3.13.

                  "Note" or "Notes" means any Revolving Note.

                  "Notice of Borrowing" means a written notice of borrowing in substantially the form of Schedule 2.1(b)(i), as required by Section 2.1(b)(i).

                  "Notice of Extension/Conversion" means the written notice of extension or conversion in substantially the form of Schedule 3.2, as required by Section 3.2.

                  "Participation Interest" means the purchase by a Lender of a participation in Loans as provided in Section 3.16.

                  "PBGC"  means  the  Pension   Benefit   Guaranty   Corporation
         established pursuant to Subtitle A of Title IV of ERISA and any successor thereof.

                  "Permitted Liens" means:

                           (1) Liens  existing at the date of this Agreement and
                  securing   indebtedness   outstanding  on  the  date  of  this
                  Agreement;

                           (2)  Liens   securing   indebtedness   owing  by  any
                  Subsidiary to the Borrower or a Significant Subsidiary;

                           (3) Liens on assets of any  corporation  existing  at
                  the time such corporation becomes a Significant Subsidiary;

                           (4) Liens on assets existing at the time of acquisition thereof; provided such Lien shall not extend to
                  any  other   property  of  the   Borrower  or  a   Significant
                  Subsidiary;

                           (5) Liens to secure indebtedness incurred or guaranteed by the Borrower or a Subsidiary to finance the purchase price of land, buildings or equipment or improvements to or construction of land, buildings or equipment, which indebtedness is incurred or guaranteed prior to, at the time of, or within 180 days after such acquisition (or in the case of real property, completion of such improvement or construction or commencement of full operation of such property, whichever is later); provided that such Lien shall extend only to the asset to be acquired or improved with such financing;

                           (6) Liens on any assets of a corporation  existing at
                  the time such corporation is merged into or consolidated with the Borrower or a Significant Subsidiary; provided such Lien shall not extend to any other property of the Borrower or a Significant Subsidiary;

                           (7) Liens on any assets in favor of the United States
                  of America or any State thereof, or in favor of any other country, or political subdivision thereof and created to secure (a) payments pursuant to any contract or statute; or
                  (b) any indebtedness incurred or guaranteed by the Borrower or any Significant Subsidiary to finance the purchase price (or in the case of real property, the cost of construction) of the assets subject to any such Lien (including, but not limited to, Liens incurred in connection with pollution control, industrial revenue or similar finances);

                           (8) any extension, renewal or replacement (or successive extensions, renewals or replacements) in whole or in part, of any Lien referred to in the foregoing paragraphs
                  (1) to (7), inclusive;

                           (9) Liens for property taxes and assessments or governmental charges or levies and Liens securing claims or demands of mechanics, suppliers, carriers, landlords and other like Persons;

                           (10) Liens  incurred or deposits made in the ordinary
                  course of business (a) in connection with worker's compensation, unemployment insurance, social security and other like laws, or (b) to secure the performance of letters of credit, bids, sales contracts, leases, statutory obligations, surety, appeal and performance bonds and other similar obligations, in each case not incurred in connection with the borrowing of money, the obtaining of advances or the payment of the deferred purchase price of property;

                           (11) attachment, judgment and other similar Liens arising in connection with court proceedings, provided that execution and other enforcement of such Liens are effectively stayed and all claims which the Liens secure are being actively contested in good faith and by appropriate proceedings;

                           (12) Liens arising in the ordinary course of the business or incidental to the conduct of such business or the ownership of the assets of the Borrower or any Significant Subsidiary which Liens arise out of transactions involving the sale or purchase of goods or services and which do not, in the opinion of the Borrower, materially impair the use of such assets in the operations of the business of the Borrower of such Significant Subsidiary.

                           (13)  Liens  arising  out  of  sale  and   lease-back
                  transactions not prohibited by Subsection 7.4; and

                           (14) Liens other than those  described  in clause (1)
                  through (13) above provided the sum of (a) the aggregate principal amount secured thereby at any time outstanding and
                  (b) the aggregate amount of sale and lease-back transactions measured as provided in Subsection 7.4 consummated after September 30, 1997 does not exceed Twenty-Five Million Dollars ($25,000,000).

                  "Person" means any individual, partnership, joint venture, firm, corporation, limited liability company, association, trust or other enterprise (whether or not incorporated) or any Governmental Authority.

                  "Plan" means any employee benefit plan (as defined in Section 3(3) of ERISA) which is covered by ERISA and with respect to which the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" within the meaning of Section 3(5) of ERISA.

                  "Prime Rate" means the rate of interest per annum publicly announced from time to time by NationsBank as its prime rate in effect at its principal office in Charlotte, North Carolina, with each change in the Prime Rate being effective on the date such change is publicly announced as effective (it being understood and agreed that the Prime Rate is a reference rate used by NationsBank in determining interest rates on certain loans and is not intended to be the lowest rate of interest charged on any extension of credit by NationsBank to any debtor).

                  "Property" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

                  "Proposed Lender" means such term as defined in Section 3.12.

                  "Register" shall have the meaning given such term in Section 10.3(c).

                  "Regulation G, T, U, or X" means Regulation G, T, U or X, respectively, of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

                  "Reportable  Event"  means  any of the  events  set  forth  in
         Section 4043(c) of ERISA, other than those events as to which the notice requirement has been waived by regulation.

                  "Requesting Lender" shall have the meaning assigned to such term in Section 3.12.

                  "Required Lenders" means, at any time, Lenders having more than fifty percent (50%) of the Commitments, or if the Commitments have been terminated, Lenders having more than fifty percent (50%) of the aggregate principal amount of Loans outstanding (taking into account in each case Participation Interests or obligation to participate therein); provided that the Commitments of, and outstanding principal amount of Loans (taking into account Participation Interests therein) owing to, a Defaulting Lender shall be excluded for purposes hereof in making a determination of Required Lenders.

                  "Requirement of Law" means, as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its material property is subject.

                  "Responsible Officer" means the Chief Financial Officer, the Controller, any Vice President and the Treasurer.

                  "Revolving Commitment" means, with respect to each Lender, the commitment of such Lender to make Revolving Loans in an aggregate principal amount at any time outstanding of up to such Lender's Revolving Committed Amount as specified in Schedule 2.1(a), as such amount may be reduced from time to time in accordance with the provisions hereof.

                  "Revolving Commitment Percentage" means, for each Lender, a fraction (expressed as a decimal) the numerator of which is the Revolving Commitment of such Lender at such time and the denominator of which is the Aggregate Revolving Committed Amount at such time. The initial Revolving Commitment Percentages are set out on Schedule 2.1(a).

                  "Revolving Committed Amount" means, collectively, the aggregate amount of all of the Revolving Commitments and, individually, the amount of each Lender's Revolving Commitment as specified in
         Schedule 2.1(a).

                  "Revolving Loans" shall have the meaning assigned to such term in Section 2.1(a).

                  "Revolving Note" or "Revolving Notes" means the promissory notes of the Borrower in favor of each of the Lenders evidencing the Revolving Loans and Competitive Loans in substantially the form attached as Schedule 2.1(e), individually or collectively, as appropriate, as such promissory notes may be amended, modified, supplemented, extended, renewed or replaced from time to time.

                  "S&P" means Standard & Poor's Ratings Group, a division of McGraw Hill, Inc., or any successor or assignee of the business of such division in the business of rating securities.

                  "Significant Subsidiary" means each corporation organized under the laws of the United States of America or Brazil, or any political subdivision of either, which is now or hereafter becomes a consolidated Subsidiary and any other consolidated Subsidiary which (i) as of the end of any of the three then most recently ended fiscal years of the Company owns assets determined on a consolidated basis for such Subsidiary and its Subsidiaries constituting more than 10% of the total assets of the Consolidated Group taken as a whole determined on a consolidated basis as of the end of the same fiscal year and (ii) has during any of the three then most recently ended fiscal years of the Borrower, net income determined on a consolidated basis for such Subsidiary and its Subsidiaries in excess of 10% of the net income of the Consolidated Group taken as a whole determined on a consolidated basis for the same fiscal year.

                  "Single Employer Plan" means any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan or a Multiple Employer Plan.

                  "Subsidiary" means, as to any Person, (a) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time, any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries, and (b) any partnership, association, joint venture or other entity in which such Person directly or indirectly through Subsidiaries has more than 50% of the voting interests at any time. Unless otherwise identified, "Subsidiary" or "Subsidiaries" shall mean Subsidiaries of the Borrower.

                  "Support Obligations" means, with respect to any Person, without duplication, any obligations of such Person (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) guaranteeing or intended to guarantee any Indebtedness of any other Person in any manner, whether direct or indirect, and including without limitation any obligation, whether or not contingent, (i) to purchase any such Indebtedness or any Property constituting security therefor, (ii) to advance or provide funds or other support for the payment or purchase of any such Indebtedness or to maintain working capital, solvency or other balance sheet condition of such other Person (including without limitation keep well agreements, maintenance agreements, comfort letters or similar agreements or arrangements) for the benefit of any holder of Indebtedness of such other Person, (iii) to lease or purchase Property, securities or services primarily for the purpose of assuring the holder of such Indebtedness, or (iv) to otherwise assure or hold harmless the holder of such Indebtedness against loss in respect thereof. The amount of any Support Obligation hereunder shall (subject to any limitations set forth therein) be deemed to be an amount equal to the outstanding principal amount (or maximum principal amount, if larger) of the Indebtedness in respect of which such Support Obligation is made.

                  "Termination Date" means, as to each Lender, the date 364 days following the Closing Date, or if extended with the written consent of such Lender, such later date not more than 364 days following the then applicable Termination Date.

                  "Three Year Credit Agreement" means that Three Year Credit Agreement dated as of the date hereof, as amended and modified, among the Borrower, the Lenders identified therein and NationsBank, N.A., as Administrative Agent.

         1.2      Computation of Time Periods.

         For purposes of computation of periods of time hereunder, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding."

         1.3      Accounting Terms.

         Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Lenders hereunder shall be prepared, in accordance with GAAP applied on a consistent basis. All calculations made for the purposes of determining compliance with this Credit Agreement shall (except as otherwise expressly provided herein) be made by application of GAAP applied on a basis consistent with the most recent annual or quarterly financial statements delivered pursuant to Section 6.1 hereof (or, prior to the delivery of the first financial statements pursuant to Section 6.1 hereof, consistent with the annual audited financial statements referenced in Section 5.1(i) hereof); provided, however, if (a) the Borrower shall object to determining such compliance on such basis at the time of delivery of such financial statements due to any change in GAAP or the rules promulgated with respect thereto or (b) the Administrative Agent or the Required Lenders shall so object in writing within 30 days after delivery of such financial statements, then such calculations shall be made on a basis consistent with the most recent financial statements delivered by the Borrower to the Lenders as to which no such objection shall have been made.


                                    SECTION 2
                                CREDIT FACILITIES

         2.1      Revolving Loans.

         (a) Revolving Commitment. During the Commitment Period, subject to the terms and conditions hereof, each Lender severally agrees to make revolving credit loans in Dollars (the "Revolving Loans") to the Borrower from time to time in the amount of such Lender's Revolving Commitment Percentage of such Revolving Loans for the purposes hereinafter set forth; provided that (i) with regard to the Lenders collectively, the aggregate principal amount of Loans outstanding at any time shall not exceed the Aggregate Revolving Committed
Amount, and (ii) with regard to each Lender individually, the aggregate principal amount of such Lender's Revolving Commitment Percentage of Revolving Loans outstanding at any time shall not exceed such Lender's Revolving Committed Amount. Revolving Loans may consist of Base Rate Loans or LIBOR Loans, or a combination thereof, as the Borrower may request, and may be repaid and reborrowed in accordance with the provisions hereof.

         (b)      Revolving Loan Borrowings.

                  (i) Notice of Borrowing. The Borrower shall request a Revolving Loan borrowing by written notice (or telephone notice promptly confirmed in writing) to the Administrative Agent not later than 11:00 A.M. (Charlotte, North Carolina time) on the Business Day prior to the date of the requested borrowing in the case of Base Rate Loans, and on the third Business Day prior to the date of the requested borrowing in the case of LIBOR Loans. Each such request for borrowing shall be irrevocable and shall specify (A) that a Revolving Loan is requested, (B) the date of the requested borrowing (which shall be a Business Day), (C) the aggregate principal amount to be borrowed, and
         (D) whether the borrowing shall be comprised of Base Rate Loans, LIBOR Loans or a combination thereof, and if LIBOR Loans are requested, the Interest Period(s) therefor. If the Borrower shall fail to specify in any such Notice of Borrowing (I) an applicable Interest Period in the case of a LIBOR Loan, then such notice shall be deemed to be a request for an Interest Period of one month, or (II) the type of Revolving Loan requested, then such notice shall be deemed to be a request for a Base Rate Loan hereunder. The Administrative Agent shall give notice to each Lender promptly upon receipt of each Notice of Borrowing pursuant to this Section 2.1(b)(i), the contents thereof and each such Lender's share of any borrowing to be made pursuant thereto.

                  (ii) Minimum Amounts. Each Revolving Loan shall be in a minimum aggregate principal amount of $5,000,000, in the case of LIBOR Loans, or $1,000,000 (or the remaining Revolving Committed Amount, if less), in the case of Base Rate Loans, and integral multiples of $1,000,000 in excess thereof.

                  (iii) Advances. Each Lender will make its Revolving Commitment Percentage of each Revolving Loan borrowing available to the Administrative Agent for the account of the Borrower, or in such other manner as the Administrative Agent may specify in writing, by 12:00 noon (Charlotte, North Carolina time) on the date specified in the applicable Notice of Borrowing in Dollars and in funds immediately available to the Administrative Agent. Such borrowing will then be made available to the Borrower by the Administrative Agent by crediting the account designated by the Borrower with the aggregate of the amounts made available to the Administrative Agent by the Lenders and in like funds as received by the Administrative Agent.

         (c) Repayment. The principal amount of all Revolving Loans owing on the Termination Date under this Credit Agreement shall be due and payable in full on the then applicable Termination Date under the Three Year Credit Agreement (the "Maturity Date"). As used in the foregoing sentence, "then applicable" shall be determined as of the Termination Date under this Credit Agreement.

         (d) Interest. Subject to the provisions of Section 3.1:

                  (i) Base Rate Loans. During such periods as Revolving Loans shall be comprised in whole or in part of Base Rate Loans, such Base Rate Loans shall bear interest at a per annum rate equal to the Base Rate plus the Applicable Percentage;

                  (ii) LIBOR Loans. During such periods as Revolving Loans shall be comprised in whole or in part of LIBOR Loans, such LIBOR Loans shall bear interest at a per annum rate equal to the LIBOR Rate plus the Applicable Percentage.

Interest on Revolving Loans shall be payable in arrears on each applicable Interest Payment Date (or at such other times as may be specified herein).

         (e) Revolving Notes. The Revolving Loans shall be evidenced by a duly executed Revolving Note in favor of each Lender.

         (f) Maximum Number of LIBOR Loans. The Borrower will be limited to a maximum number of five (5) LIBOR Loans outstanding at any time. For purposes hereof, LIBOR Loans with separate or different Interest Periods will be considered as separate LIBOR Loans even if their Interest Periods expire on the same date.

         (g) Extension of Termination Date. The Borrower may, within 60 days, but not less than 45 days, prior to the then applicable Termination Date, by notice to the Administrative Agent, make written request of the Lenders to extend the then applicable Termination Date for an additional period of 364 days. The Administrative Agent will give prompt notice to each of the Lenders of its receipt of any such request for extension of the Termination Date. Each Lender shall make a determination not later than 30 days prior to the then applicable Termination Date (the "Extension Consent Date") as to whether or not it will agree to extend the Termination Date as requested (such approval of an extension shall be an "Extension Consent"); provided, however, that failure by any Lender to make a timely response to the Borrower's request for extension of the Termination Date shall be deemed to constitute a refusal by such Lender to extension of the Termination Date.

         (h) Lender Not Consenting. If by any Extension Consent Date the Borrower and the Administrative Agent have not received an Extension Consent from any Lender, the Termination Date, as it relates to such Lender, shall not be extended, the Commitment of such Lender shall terminate on the Termination Date applicable to it and any Loans made by such Lender and all accrued and unpaid interest thereon shall be due and payable on the Maturity Date applicable to it. Upon the termination of the Commitment of any such Lender, unless this Agreement is amended as provided in Subsections 2.1(k) or 2.1(l), the aggregate amount of the Commitments shall be reduced by the amount of such terminated Commitment, and the Revolving Commitment Percentage of each other Lender shall be adjusted to that percentage obtained by dividing the Commitment of such Lender by the aggregate amount of the Commitments after giving effect to such reduction as provided in the definition of "Revolving Commitment Percentage".

         (i) Other Lenders. No refusal by any one Lender to consent to any extension of the Termination Date shall affect the extension of the Termination Date as it may relate to the Commitment and Loans of any Lender which consents to such extension as provided in Subsection 2.1(g), and one or more Lenders may consent to the extension of the Termination Date as it relates to them notwithstanding any refusal by any other Lenders so to consent; provided that even as to the consenting Lenders the Termination Date will be extended only upon consent to such an extension by Lenders holding more than 50% of the aggregate Commitments.

         (j) Termination of Commitment. If any Lender does not deliver an Extension Consent as provided in Subsection 2.1(g) and no Loans are then outstanding, the Borrower may upon at least three (3) Business Days' prior notice to such Lender and to the Administrative Agent terminate the Commitment of such Lender. Upon any such termination the Revolving Commitment Percentage of each other Lender shall be adjusted, if necessary, to that percentage obtained by dividing the Commitment of such Lender by the aggregate amount of the Commitments after giving effect to such termination and any increases in the aggregate amount of the Commitments under the provisions of Subsection 2.1(k) or Subsection 2.1(l).

         (k) Increase in Commitment of Other Lender or Lenders. If any Lender does not deliver an Extension Consent as provided in Subsection 2.1(g), upon the expiration of the Commitment of such Lender, or upon its termination as provided in Subsection 2.1(j), the Borrower may offer each Lender which has delivered an Extension Consent as provided in Subsection 2.1(g) a reasonable opportunity to increase its Commitment by an amount equal to its pro-rata share (based on its Commitment before such increase) of the Commitment of the Lender which does not deliver an Extension Consent as provided in Subsection 2.1(g). After giving such Lenders such an opportunity, the Borrower may with the approval of the Administrative Agent amend this Agreement to increase the Commitment of any other Lender or Lenders with the consent of such Lender or Lenders provided that such increase does not increase the aggregate amount of the Commitments to an amount greater than the aggregate amount of Commitments in effect immediately before such expiration or termination.

         (l) Additional Lender or Lenders. If any Lender does not deliver an Extension Consent as provided in Section 2.1(g), upon the expiration of the Commitment of such Lender, or upon its termination as provided in Subsection 2.1(j), the Borrower may with the approval of the Administrative Agent amend this Agreement as provided in Subsections 10.3 and 10.6 to add one or more other Lenders as parties, with such Commitment or Commitments as may be agreed to by the Administrative Agent and such other Lender or Lenders, provided that such additions do not increase the aggregate amount of the Commitments to an amount greater than the aggregate amount of Commitments in effect immediately before such expiration or termination.

         (m) Notice. The Administrative Agent shall promptly advise each Lender of any change in Revolving Commitment Percentages made pursuant to Subsection 2.1(j) and shall promptly provide each of the Lenders with a copy of any amendment made pursuant to Subsection 2.1(k) or Subsection 2.1(l).

         2.2      Competitive Loan Subfacility.

         (a) Competitive Loans. Subject to the terms and conditions hereof and in reliance upon the representations and warranties set forth herein, the Borrower may, during the Commitment Period, request and each Lender may, in its sole discretion, agree to make, Competitive Loans in Dollars to the Borrower; provided, however, that (i) the aggregate principal amount of outstanding Competitive Loans shall not at any time exceed the lesser of (A) ONE HUNDRED FIFTY MILLION DOLLARS ($150,000,000) or (B) the Revolving Committed Amount (the "Competitive Loan Maximum Amount"), and (ii) with regard to the Lenders collectively, the aggregate principal amount of Loans outstanding at any time shall not exceed the Aggregate Revolving Committed Amount. Each Competitive Loan shall be in an aggregate principal amount not less than $5,000,000 and integral multiples of $1,000,000 in excess thereof (or the remaining portion of the Competitive Loan Maximum Amount, if less).

         (b) Competitive Bid Requests. The Borrower may solicit Competitive Bids by delivery of a Competitive Bid Request substantially in the form of Exhibit 2.2(b)-1 to the Agent by 12:00 Noon (Charlotte, North Carolina time) on a Business Day not less than three (3) nor more than four (4) Business Days prior to the date of a requested Competitive Loan borrowing. A Competitive Bid Request shall specify (i) the date of the requested Competitive Loan borrowing (which shall be a Business Day), (ii) the amount of the requested Competitive Loan borrowing and (iii) the applicable Interest Periods requested. The Agent shall, promptly following its receipt of a Competitive Bid Request under this subsection (b), notify the affected Lenders of its receipt and the contents thereof and invite the Lenders to submit Competitive Bids in response thereto. The form of such notice is provided in Exhibit 2.2(b)-2. No more than three (3) Competitive Bid Requests (e.g., the Borrower may request Competitive Bids for no more than three (3) different Interest Periods at any one time) shall be submitted at any one time and Competitive Bid Requests may be made no more frequently than once every five (5) Business Days.

         (c) Competitive Bid Procedure. Each Lender may, in its sole discretion, make one or more Competitive Bids to the Borrower in response to a Competitive Bid Request. Each Competitive Bid must be received by the Agent not later than 10:00 A.M. (Charlotte, North Carolina time) on the Business Day next succeeding the date of receipt by the Agent of the related Competitive Bid Request. A Lender may offer to make all or part of the requested Competitive Loan borrowing and may submit multiple Competitive Bids in response to a Competitive Bid Request. The Competitive Bid shall specify (i) the particular Competitive Bid Request as to which the Competitive Bid is submitted, (ii) the minimum (which shall be not less than $1,000,000 and integral multiples of $500,000 in excess thereof) and maximum principal amounts of the requested Competitive Loan or Loans as to which the Lender is willing to make, and (iii) the applicable interest rate or rates and Interest Period or Periods therefor. The form of such Competitive Bid is provided in Exhibit 2.2(c). A Competitive Bid submitted by a Lender in accordance with the provisions hereof shall be irrevocable. The Agent shall promptly notify, but in no event later than 10:00 A.M. (Charlotte, North Carolina time), the Borrower of all Competitive Bids made and the terms thereof. The Agent shall send a copy of each of the Competitive Bids to the Borrower for its records as soon as practicable (and in any event within two (2) Business Days following receipt of the bids).

         (d) Submission of Competitive Bids by Agent. If the Agent, in its capacity as a Lender, elects to submit a Competitive Bid in response to any Competitive Bid Request, it shall submit such Competitive Bid directly to the Borrower one-half of an hour earlier than the latest time at which the other Lenders are required to submit their Competitive Bids to the Agent in response to such Competitive Bid Request pursuant to subsection (c) above.

         (e) Acceptance of Competitive Bids. The Borrower may, in its sole and absolute discretion, subject only to the provisions of this subsection (e), accept or refuse any Competitive Bid offered to it. To accept a Competitive Bid, the Borrower shall give telephone notification, which shall be binding, by 11:00 A.M. (Charlotte, North Carolina time) and confirmed with written notification substantially in the form of Exhibit 2.2(e) of its acceptance of any or all such Competitive Bids to the Agent by 1:00 P.M. (Charlotte, North Carolina time) on the latest date on which notice of election to make a Competitive Bid is to be given to the Agent by the Lenders; provided, however, (i) the failure by the Borrower to give timely notice of its acceptance of a Competitive Bid shall be deemed to be a refusal thereof, (ii) the Borrower may accept Competitive Bids within any one Interest Period only in ascending order of rates, (iii) the aggregate amount of Competitive Bids accepted by the Borrower shall not exceed the principal amount specified in the Competitive Bid Request, (iv) the Borrower may accept a portion of a Competitive Bid in the event, and to the extent, acceptance of the entire amount thereof would cause the Borrower to exceed the principal amount specified in the Competitive Bid Request, subject however to the minimum amounts provided herein (and provided that where two or more Lenders submit such a Competitive Bid at the same Competitive Bid Rate and for the same Interest Period, then pro rata between or among such Lenders) and (v) no bid shall be accepted for a Competitive Loan unless such Competitive Loan is in a minimum principal amount of $1,000,000 and integral multiples of $500,000 in excess thereof, except that where a portion of a Competitive Bid is accepted in accordance with the provisions of subsection (iv) hereof, then in a minimum principal amount of $500,000 and integral multiples of $100,000 in excess thereof (but not in any event less than the minimum amount specified in the Competitive Bid), and in calculating the pro rata allocation of acceptances of portions of multiple bids at a particular Competitive Bid Rate pursuant to subsection (iv) hereof, the amounts shall be rounded to integral multiples of $100,000 in a manner which shall be in the discretion of the Borrower. A notice of acceptance of a Competitive Bid given by the Borrower in accordance with the provisions hereof shall be irrevocable. The Agent shall, not later than 12:00 Noon (Charlotte, North Carolina time) on the date of receipt by the Agent of a notification from the Borrower of its acceptance and/or refusal of Competitive Bids, notify each affected Lender of its receipt and the contents thereof. Upon its receipt from the Agent of notification of the Borrower's acceptance of its Competitive Bid in accordance with the terms of this subsection (e), each successful bidding Lender will thereupon become bound, subject to the other applicable conditions hereof, to make the Competitive Loan in respect of which its bid has been accepted.

         (f) Funding of Competitive Loans. Each Lender which is to make a Competitive Loan shall make its Competitive Loan borrowing available to the Agent for the account of the Borrower at the office of the Agent specified in
Schedule 2.1(a), or at such other office as the Agent may designate in writing, by 1:30 P.M. (Charlotte, North Carolina time) on the date specified in the Competitive Bid Request in Dollars and in funds immediately available to the Agent. Such borrowing will then be made available to the Borrower by crediting the account designated by the Borrower.

         (g) Maturity of Competitive Loans. Each Competitive Loan shall mature and be due and payable in full on the last day of the Interest Period applicable thereto, unless accelerated sooner pursuant to Section 8.2. Unless the Borrower shall give notice to the Agent otherwise, the Borrower shall be deemed to have requested a Revolving Loan borrowing in the principal amount of the maturing Competitive Loan, the proceeds of which will be used to repay such Competitive Loan.

         (h) Interest on Competitive Loans. Subject to the provisions of Section 3.1, Competitive Loans shall bear interest in each case at the Competitive Bid Rate applicable thereto. Interest on Competitive Loans shall be payable in arrears on each Interest Payment Date.

         (i) Competitive Loan Notes. The Competitive Loans made by each Lender shall be evidenced by the Revolving Note.


                                    SECTION 3
                 OTHER PROVISIONS RELATING TO CREDIT FACILITIES

         3.1      Default Rate.

         Upon the occurrence, and during the continuance, of an Event of Default, any overdue principal of and, to the extent permitted by law, overdue interest on the Loans and any other amounts then due and owing hereunder or under the other Credit Documents shall bear interest, payable on demand, at a per annum rate 2% greater than the rate which would otherwise be applicable thereto (or if no rate is applicable, whether in respect of interest, fees or other amounts, then 2% greater than the Base Rate).

         3.2      Extension and Conversion.

         The Borrower shall have the option, on any Business Day, to extend existing Loans into a subsequent permissible Interest Period or to convert Loans into Loans of another interest rate type; provided, however, that (i) except as provided in Section 3.8, 3.9 and 3.11, LIBOR Loans may be converted into Base Rate Loans only on the last day of the Interest Period applicable thereto, (ii) LIBOR Loans may be extended, and Base Rate Loans may be converted into LIBOR Loans, only if the conditions in Section 4.2 have been satisfied, (iii) Loans extended as, or converted into, LIBOR Loans shall be subject to the terms of the definition of "Interest Period" set forth in Section 1.1 and shall be in such minimum amounts as provided in Section 2.1(b)(ii), and (iv) any request for extension or conversion of a LIBOR Loan which shall fail to specify an Interest Period shall be deemed to be a request for an Interest Period of one month. Each such extension or conversion shall be effected by the Borrower by giving a Notice of Extension/Conversion (or telephone notice promptly confirmed in writing) to the Administrative Agent prior to 11:00 A.M. (Charlotte, North Carolina time) on the Business Day of, in the case of the conversion of a LIBOR Loan into a Base Rate Loan, and on the third Business Day prior to, in the case of the extension of a LIBOR Loan as, or conversion of a Base Rate Loan into, a LIBOR Loan, the date of the proposed extension or conversion, specifying the date of the proposed extension or conversion, the Loans to be so extended or converted, the types of Loans into which such Loans are to be converted and, if appropriate, the applicable Interest Periods with respect thereto. Each request for extension or conversion shall be irrevocable and shall constitute a representation and warranty by the Borrower of the matters specified in subsections (a) through (e) of Section 4.2. In the event the Borrower fails to request extension or conversion of any LIBOR Loan in accordance with this Section, or any such conversion or extension is not permitted or required by this Section, then such LIBOR Loan shall be continued as a LIBOR Loan at the end of the Interest Period applicable thereto for an Interest Period of one month. The Administrative Agent shall give each Lender notice as promptly as practicable of any such proposed extension or conversion affecting any Loan.

         3.3      Prepayments.

         (a) Voluntary Prepayments. Revolving Loans may be repaid in whole or in part without premium or penalty; provided that (i) LIBOR Loans and Competitive Loans may be prepaid only upon three (3) Business Days' prior written notice to the Administrative Agent and must be accompanied by payment of any amounts owing under Section 3.14, and (ii) partial prepayments shall be in minimum principal amounts of $5,000,000, in the case of LIBOR Loans, and $1,000,000, in the case of Base Rate Loans, and in integral multiples of $1,000,000 in excess thereof.

         (b) Mandatory Prepayments. If at any time, (A) the aggregate principal amount of Loans shall exceed the Aggregate Revolving Committed Amount, or (B) the aggregate principal amount of Competitive Loans shall exceed the Competitive Loan Maximum Amount, the Borrower shall immediately make payment on the Loans in an amount sufficient to eliminate the deficiency.

         (c) Application. Unless otherwise specified by the Borrower, prepayments made hereunder shall be applied first to Revolving Loans which are Base Rate Loans, then to Revolving Loans which are LIBOR Loans in direct order of Interest Period maturities and then to Competitive Loans in direct order of Interest Period maturities. Amounts prepaid hereunder may be reborrowed in accordance with the provisions hereof.

         3.4      Termination and Reduction of Commitments

         (a) Voluntary Reductions. The Revolving Commitments may be terminated or permanently reduced by the Borrower in whole or in part upon three (3) Business Days' prior written notice to the Administrative Agent, provided that
(i) after giving effect to any voluntary reduction the aggregate principal amount of Loans shall not exceed the Aggregate Revolving Committed Amount, as reduced, and (ii) partial reductions shall be in minimum principal amounts of $5,000,000, and in integral multiples of $1,000,000 in excess thereof.

         (b) Mandatory Reduction. The Commitments hereunder shall terminate on the Termination Date.

         3.5      Fees.

         (a) Facility Fee. In consideration of the Commitments hereunder, the Borrower agrees to pay to the Administrative Agent for the ratable benefit of the Lenders a facility fee (the "Facility Fee") equal to the Applicable Percentage per annum, prior to the Termination Date, on the average daily Aggregate Revolving Committed Amount, and from the Termination Date, on the average daily aggregate Revolving Loans outstanding. The Facility Fee shall be payable quarterly in arrears on the 15th day following the last day of each calendar quarter for the immediately preceding quarter (or portion thereof) beginning with the first such date to occur after the Closing Date and on the Termination Date.

         (b) Competitive Bid Request Fee. The Borrower agrees to pay to the Administrative Agent such fees (the "Competitive Bid Request Fee") in connection with Competitive Bid Requests hereunder as may be agreed upon between the Borrower and the Administrative Agent in the Administrative Agent's Fee Letter or elsewhere. Unless otherwise agreed, the Competitive Bid Request Fee shall be paid quarterly in arrears.

         (c) Administrative Fees. The Borrower agrees to pay to the Administrative Agent, for its own account, an annual administrative fee and such other fees, if any, referred to in the Administrative Agent's Fee Letter (collectively, the "Administrative Agent Fees").

         3.6      LIBOR Reserve Compensation.

         For so long as any Lender maintains reserves against "eurocurrency liabilities" (or any other category of liabilities which includes deposits by reference to which the interest rate on any LIBOR Loans is determined), and, as a result, the cost to such Lender of making or maintaining any of its LIBOR
Loans is increased, then such Lender may require the Borrower to pay, contemporaneously with each payment of interest on such LIBOR Loans of such Lender, additional interest at a rate per annum up to but not exceeding the excess of (i) (A) the applicable LIBOR Rate divided by (B) one minus the LIBOR Reserve Percentage over (ii) the applicable LIBOR Rate. Any Lender wishing to require payment of such additional interest (x) shall so notify the Borrower and the Administrative Agent, in which case such additional interest on the LIBOR Loans of such Lender shall be payable to such Lender at the place indicated in such notice with respect to each Interest Period commencing at least three (3)
Business Days after the giving of such notice and (y) shall furnish to the Borrower at least five (5) Business Days prior to each date on which interest is payable on the LIBOR Loans a certificate setting forth the amount to which such Lender is then entitled under this Section 3.6 (which shall be consistent with such Lender's good faith estimate of the level at which the related reserves are maintained by it). Each such certificate shall be accompanied by such information as the Borrower may reasonably request as to the computation set forth therein.

         3.7      Capital Adequacy.

         If any Lender has determined, after the date hereof, that the adoption or the becoming effective of, or any change in, or any change by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof in the interpretation or administration of, any applicable law, rule or regulation regarding capital adequacy, or compliance by such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's capital or assets as a consequence of its commitments or obligations hereunder to a level below that which such Lender could have achieved but for such adoption, effectiveness, change or compliance (taking into consideration such Lender's policies with respect to capital adequacy), then, upon notice from such Lender to the Borrower, the Borrower shall be obligated to pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction. Each determination by any such Lender of amounts owing under this Section shall, absent manifest error, be conclusive and binding on the parties hereto. The Lender will, upon request, provide a certificate in reasonable detail as to the amount of such increased cost or reduction in amount received and method of calculation.

         3.8      Unavailability.

         In the event, and on each occasion, that on the day two (2) Business Days prior to the commencement of any Interest Period for a LIBOR Loan of any amount or Interest Period, the Administrative Agent shall have determined or shall have been notified by the Required Lenders (a) that deposits in the relevant amount and for the relevant Interest Period are not available in the relevant market to any Lender, or that reasonable means do not exist for ascertaining the LIBOR Rate for any such Loan, or (b) that the rates at which such deposits are being offered will not adequately and fairly reflect the cost to any Lender of making or maintaining its LIBOR Loan during such Interest Period, the Administrative Agent shall promptly give written or telecopy notice of such determination to the Borrower and the Lenders. In the event of any such determination, until the Administrative Agent shall have advised the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, any request by the Borrower for a LIBOR Loan of the affected amount or Interest Period, or a conversion to or continuation of a LIBOR Loan of the affected amount, Interest Period, shall be deemed rescinded. Each determination by the Administrative Agent hereunder shall be conclusive absent manifest error.

         3.9      Illegality.

         (a) Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof occurring after the Closing Date shall make it unlawful for any Lender to make or maintain LIBOR Loans as contemplated by this Credit Agreement, then such Lender, together with Lenders giving notice under Section 3.8 and 3.10, shall be an "Affected Lender" and by written notice to the Borrower and to the Administrative Agent:

                  (i) such Lender may declare that LIBOR Loans will not thereafter (for the duration of such unlawfulness) be made by such Lender hereunder, whereupon any request for a LIBOR Loan shall, as to such Lender only, be deemed a request for a Base Rate Loan, unless such declaration shall be subsequently withdrawn; and

                  (ii) such Lender may require that all outstanding LIBOR Loans made by it be converted to Base Rate Loans, in which event all such LIBOR Loans shall be automatically converted to Base Rate Loans as of the effective date of such notice as provided in paragraph (b) below.

In the event any Lender shall exercise its rights under (i) or (ii) above, all payments and prepayments of principal which would otherwise have been applied to repay the LIBOR Loans that would have been made by such Lender or the converted LIBOR Loans of such Lender shall instead be applied to repay the Base Rate Loans made by such Lender in lieu of, or resulting from the conversion, of such LIBOR Loans.

         (b) For purposes of this Section 3.9, a notice to the Borrower by any Lender shall be effective as to each such Loan, if lawful, on the last day of the Interest Period currently applicable to such Loan; in all other cases such notice shall be effective on the date of receipt by the Borrower.

         3.10     Requirements of Law.

         If, after the date hereof, the adoption of or any change in any Requirement of Law or in the interpretation or application thereof applicable to any Lender, or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority, in each case made subsequent to the Closing Date (or, if later, the date on which such Lender becomes a Lender):

         (a) shall subject such Lender to any tax of any kind whatsoever with respect to any LIBOR Loans made by it or its obligation to make LIBOR Loans, or change the basis of taxation of payments to such Lender in respect thereof (except for (i) Non-Excluded Taxes covered by Section 3.12 (including
Non-Excluded Taxes imposed solely by reason of any failure of such Lender to comply with its obligations under Section 3.12(b)) and (ii) changes in taxes measured by or imposed upon the overall net income, or franchise tax (imposed in lieu of such net income tax), of such Lender or its applicable lending office, branch, or any affiliate thereof));

         (b) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender which is not otherwise included in the determination of the LIBOR Rate hereunder; or

         (c) shall impose on such Lender any other condition (excluding any tax of any kind whatsoever);

and the result of any of the foregoing is to increase the cost to such Lender, by an amount which such Lender deems to be material, of making, converting into, continuing or maintaining LIBOR Loans or to reduce any amount receivable hereunder in respect thereof, then, in any such case, upon notice to the Borrower from such Lender, through the Administrative Agent, in accordance herewith, the Borrower shall be obligated to promptly pay such Lender, upon its demand, any additional amounts necessary to compensate such Lender for such increased cost or reduced amount receivable, provided that, in any such case, the Borrower may elect to convert the LIBOR Loans made by such Lender hereunder to Base Rate Loans by giving the Administrative Agent at least one Business Day's notice of such election, in which case the Borrower shall promptly pay to such Lender, upon demand, without duplication, such amounts, if any, as may be required pursuant to Section 3.13. If any Lender becomes entitled to claim any additional amounts pursuant to this subsection, it shall provide prompt notice thereof to the Borrower, through the Administrative Agent, certifying (x) that one of the events described in this paragraph (a) has occurred and describing in reasonable detail the nature of such event, (y) as to the increased cost or reduced amount resulting from such event and (z) as to the additional amount demanded by such Lender and a reasonably detailed explanation of the calculation thereof. Such a certificate as to any additional amounts payable pursuant to this subsection submitted by such Lender, through the Administrative Agent, to the Borrower shall be conclusive and binding on the parties hereto in the absence of manifest error. This covenant shall survive the termination of this Credit Agreement and the payment of the Loans and all other amounts payable hereunder.

         3.11     Inability To Determine Interest Rate.

         If prior to the first day of any Interest Period, the Administrative Agent shall have reasonably determined that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the LIBOR Rate for such Interest Period, the Administrative Agent shall give telecopy or telephonic notice thereof to the Borrower and the Lenders as soon as practicable thereafter. If such notice is given (a) any LIBOR Loans requested to be made on the first day of such Interest Period shall be made as Base Rate Loans and (b) any Loans that were to have been converted on the first day of such Interest Period to or continued as LIBOR Loans shall be converted to or continued as Base Rate Loans. Until such notice has been withdrawn by the Administrative Agent, no further LIBOR Loans shall be made or continued as such, nor shall the Borrower have the right to convert Base Rate Loans to LIBOR Loans.

         3.12     Replacement of Lenders.

         If any Lender requests compensation pursuant to Section 3.6, 3.7, 3.10 or 3.13 hereof, or any Lender's obligation to make or continue, or to convert Loans of any type into the other type of Loan shall be suspended pursuant to
Section 3.8, 3.9 or 3.11 hereof (any such Lender requesting such compensation, or whose obligations are so suspended, being herein called a "Requesting Lender"), the Borrower, upon three Business Days' notice, may require that such Requesting Lender transfer all of its right, title and interest under this Agreement and such Requesting Lender's Revolving Note to any bank or other financial institution (a "Proposed Lender") identified by the Borrowers that is reasonably satisfactory to the Administrative Agent (i) if such Proposed Lender agrees to assume all of the obligations of such Requesting Lender hereunder, and to purchase all of such Requesting Lender's Loans hereunder for consideration equal to the aggregate outstanding principal amount of such Requesting Lender's Loans, together with interest accrued thereon to the date of such purchase, and satisfactory arrangements are made for payment to such Requesting Lender of all other amounts payable hereunder to such Requesting Lender on or prior to the date of such transfer (including any fees accrued hereunder and any amounts that would be payable under Section 3 hereof as if all of such Requesting Lender's Loans were being prepaid in full on such date) and (ii) if such Requesting Lender has requested compensation pursuant to Section 3.6, 3.7 or 3.10 or 3.13 hereof, such Proposed Lender's aggregate requested compensation, if any, pursuant to said Section 3.6, 3.7 or 3.10 with respect to such Requesting Lender's Loans is lower than that of the Requesting Lender. Subject to the provisions of Section 10.3 hereof, such Proposed Lender shall be a "Lender" for all purposes hereunder. Without prejudice to the survival of any other agreement of the Borrower hereunder the agreements of the Borrower contained in Sections 3.6, 3.7, 3.10, 3.13 and 10.5 hereof (without duplication of any payments made to such Requesting Lender by the Borrower or the Proposed Lender) shall survive for the benefit of such Requesting Lender under this Section 3.12 with respect to the time prior to such replacement.

         3.13     Taxes.

         (a) Except as provided below in this subsection, all payments made by the Borrower under this Credit Agreement and any Notes shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any court, or governmental body, agency or other official, excluding (A) taxes measured by or imposed upon the overall net income of any Lender or its applicable lending office, or any branch or affiliate thereof, and (B) all franchise taxes, branch taxes, taxes on doing business or taxes on the overall capital or net worth of any Lender or its applicable lending office, or any branch or affiliate thereof, in each case imposed in lieu of net income taxes, imposed: (i) by the jurisdiction under the laws of which such Lender, applicable lending office, branch or affiliate is organized or is located, or in which its principal executive office is located, or any nation within which such jurisdiction is located or any political subdivision thereof; or (ii) by reason of any present or former connection between the jurisdiction imposing such tax and such Lender, applicable lending office, branch or affiliate other than a connection arising solely from such Lender having executed, delivered or performed its obligations, or received payment under or enforced, this Credit Agreement or any Notes. If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings ("Non-Excluded Taxes") are required to be withheld from any amounts payable to the Administrative Agent or any Lender hereunder or under any Notes, (A) the amounts so payable to the Administrative Agent or such Lender shall be increased to the extent necessary to yield to the Administrative Agent or such Lender (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Credit Agreement and any Notes, provided, however, that the Borrower shall be entitled to deduct and withhold any Non-Excluded Taxes and shall not be required to increase any such amounts payable to any Lender that is not organized under the laws of the United States of America or a state thereof if such Lender fails to comply with the requirements of paragraph (b) of this subsection whenever any Non-Excluded Taxes are payable by the Borrower, and (B) as promptly as possible thereafter the Borrower shall send to the Administrative Agent for its own account or for the account of such Lender, as the case may be, a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent the required receipts or other required documentary evidence, the Borrower shall indemnify the Administrative Agent and the Lenders for any incremental taxes, interest or penalties that may become payable by the Administrative Agent or any Lender as a result of any such failure. The agreements in this subsection shall survive the termination of this Credit Agreement and the payment of the Loans and all other amounts payable hereunder.

         (b) Each Lender that is not incorporated under the laws of the United States of America or a state thereof shall:

                  (X) (i) on or before the date of any payment by the Borrower under this Credit Agreement or Notes to such Lender, deliver to the Borrower and the Administrative Agent (A) two (2) duly completed copies of United States Internal Revenue Service Form 1001 or 4224, or successor applicable form, as the case may be, certifying that it is entitled to receive payments under this Credit Agreement and any Notes without deduction or withholding of any United States federal income taxes and (B) an Internal Revenue Service Form W-8 or W-9, or successor applicable form, as the case may be, certifying that it is entitled to an exemption from United States backup withholding tax;

                           (ii) deliver to the  Borrower and the  Administrative
                  Agent two (2) further copies of any such form or certification on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower; and

                           (iii) obtain such  extensions  of time for filing and
                  complete such forms or certifications as may reasonably be requested by the Borrower or the Administrative Agent; or

                  (Y) in the case of any such Lender that is not a "bank" within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (i) represent to the Borrower (for the benefit of the Borrower and the Administrative Agent) that it is not a bank within the meaning of
         Section 881(c)(3)(A) of the Internal Revenue Code, (ii) agree to furnish to the Borrower on or before the date of any payment by the Borrower, with a copy to the Administrative Agent two (2) accurate and complete original signed copies of Internal Revenue Service Form W-8, or successor applicable form certifying to such Lender's legal entitlement at the date of such certificate to an exemption from U.S. withholding tax under the provisions of Section 881(c) of the Internal Revenue Code with respect to payments to be made under this Credit Agreement and any Notes (and to deliver to the Borrower and the Administrative Agent two (2) further copies of such form on or before the date it expires or becomes obsolete and after the occurrence of any event requiring a change in the most recently provided form and, if necessary, obtain any extensions of time reasonably requested by the Borrower or the Administrative Agent for filing and completing such forms), and (iii) agree, to the extent legally entitled to do so, upon reasonable request by the Borrower, to provide to the Borrower (for the benefit of the Borrower and the Administrative Agent) such other forms as may be reasonably required in order to establish the legal entitlement of such Lender to an exemption from withholding with respect to payments under this Credit Agreement and any Notes;

unless in any such case any change in treaty, law or regulation has occurred after the date such Person becomes a Lender hereunder which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender so advises the Borrower and the Administrative Agent. Each Person that shall become a Lender or a participant of a Lender pursuant to subsection 10.3 shall, upon the effectiveness of the related transfer, be required to provide all of the forms, certifications and statements required pursuant to this subsection, provided that in the case of a participant of a Lender the obligations of such participant of a Lender pursuant to this subsection (b) shall be determined as if the participant of a Lender were a Lender except that such participant of a Lender shall furnish all such required forms, certifications and statements to the Lender from which the related participation shall have been purchased.

         3.14     Indemnity.

         The Borrower shall pay to each Lender and hold each Lender harmless from any loss or expense which such Lender may sustain or incur (excluding loss of profit and other than through such Lender's gross negligence or willful misconduct) as a consequence of (a) default by the Borrower in making a borrowing of, conversion into or continuation of LIBOR Loans and Competitive Loans after the Borrower has given a notice requesting the same in accordance with the provisions of this Credit Agreement, (b) default by the Borrower in making any prepayment of a LIBOR Loan or a Competitive Loan after the Borrower has given a notice thereof in accordance with the provisions of this Credit Agreement or (c) the making of a prepayment of LIBOR Loans or Competitive Loans on a day which is not the last day of an Interest Period with respect thereto. With respect to LIBOR Loans and Competitive Loans, such payment may include an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of the applicable Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest
Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Loans provided for herein (excluding, however, the Applicable Percentage included therein, if any) over (ii) the amount of interest (as reasonably determined by such Lender) which would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank LIBOR market (but excluding loss of profits). The covenants of the Borrower set forth in this
Section 3.14 shall survive the termination of this Credit Agreement and the payment of the Loans and all other amounts payable hereunder.

         3.15     Pro Rata Treatment.

         Except to the extent otherwise provided herein:

         (a) Loans. Each Revolving Loan, each payment or prepayment of principal of any Revolving Loan, each payment of interest on the Revolving Loans, each payment of Facility Fees, each reduction of the Revolving Committed Amount and each conversion or extension of any Revolving Loan, shall be allocated pro rata among the Lenders in accordance with the respective principal amounts of their outstanding Revolving Loans and Participation Interests. With respect to
Competitive Loans, if the Borrower fails to specify the particular Competitive Loan or Loans as to which any payment or other amount should be applied and it is not otherwise clear as to the particular Competitive Loan or Loans to which such payment or other amounts relate, or any such payment or other amount is to be applied to Competitive Loans without regard to any such direction by the Borrower, then each payment or prepayment of principal on Competitive Loans and each payment of interest or other amount on or in respect of Competitive Loans, shall be allocated to (i) the Competitive Loan bearing the highest interest rate, (ii) if two or more Competitive Loans each bear the same interest rate, which is the highest interest rate among all Competitive Loans then outstanding, then pro rata among such Competitive Loans (iii) should such prepayment extinguish such Competitive Loans, then any remaining prepayment shall be applied to each of the remaining Competitive Loans with the highest interest rate and (iv) any remaining payment or prepayment shall be allocated pro rata among the relevant Competitive Loan Lenders in accordance with the then outstanding amounts of their respective Competitive Loans.

         (b) Advances. No Lender shall be responsible for the failure or delay by any other Lender in its obligation to make its ratable share of a borrowing hereunder; provided, however, that the failure of any Lender to fulfill its obligations hereunder shall not relieve any other Lender of its obligations hereunder. Unless the Administrative Agent shall have been notified in writing by any Lender prior to a borrowing that such Lender will not make the amount that would constitute its ratable share of such borrowing available to the Administrative Agent, the Administrative Agent may assume that such Lender is making such amount available to the Administrative Agent, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such amount is not made available to the Administrative Agent by such Lender within the time period specified therefor hereunder, such Lender shall pay to the Administrative Agent, on demand, such amount with interest thereon at a rate equal to the Federal Funds Rate for a period of two
(2) Business Days, and thereafter at the Base Rate, for the period until such Lender makes such amount immediately available to the Administrative Agent. If such Lender does not pay such amounts to the Administrative Agent forthwith upon demand, the Administrative Agent may notify the Borrower and request the Borrower to pay such amount to the Administrative Agent with interest at the Base Rate not later than 4:00 P.M. on the following Business Day. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this subsection shall be conclusive in the absence of manifest error. Nothing in the preceding shall act or be construed as a waiver of any claims or right of action that the Borrower may have against any Lender that defaults on the payment to the Administrative Agent thereby causing the Borrower to repay the Administrative Agent such amount advanced.

         3.16     Sharing of Payments.

         The Lenders agree among themselves that, in the event that any Lender shall obtain payment in respect of any Loan or any other obligation owing to such Lender under this Credit Agreement through the exercise of a right of setoff, banker's lien or counterclaim, or pursuant to a secured claim under
Section 506 of Title 11 of the United States Code or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means, in excess of its pro rata share of such payment as provided for in this Credit Agreement, such Lender shall promptly purchase from the other Lenders a participation in such Loans and other obligations in such amounts, and make such other adjustments from time to time, as shall be equitable to the end that all Lenders share such payment in accordance with their respective ratable shares as provided for in this Credit Agreement. The Lenders further agree among themselves that if payment to a Lender obtained by such Lender through the exercise of a right of setoff, banker's lien, counterclaim or other event as aforesaid shall be rescinded or must otherwise be restored, each Lender which shall have shared the benefit of such payment shall, by repurchase of a participation theretofore sold, return its share of that benefit (together with its share of any accrued interest payable with respect thereto) to each Lender whose payment shall have been rescinded or otherwise restored. The Borrower agrees that any Lender so purchasing such a participation may, to the fullest extent permitted by law, exercise all rights of payment, including setoff, banker's lien or counterclaim, with respect to such participation as fully as if such Lender were a holder of such Loan or other obligation in the amount of such participation. Except as otherwise expressly provided in this Credit Agreement, if any Lender or the Administrative Agent shall fail to remit to the Administrative Agent or any other Lender an amount payable by such Lender or the Administrative Agent to the Administrative Agent or such other Lender pursuant to this Credit Agreement on the date when such amount is due, such payments shall be made together with interest thereon for each date from the date such amount is due until the date such amount is paid to the Administrative Agent or such other Lender at a rate per annum equal to the Federal Funds Rate. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section 3.16 applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders under this
Section 3.16 to share in the benefits of any recovery on such secured claim.

         3.17     Payments, Computations, Etc.

         (a) Except as otherwise specifically provided herein, all payments hereunder shall be made to the Administrative Agent in Dollars and in
immediately  available  funds,  without  offset,   deduction,   counterclaim  or
withholding  of any kind,  at the  Administrative  Agent's  office  specified in
Section 11.1 not later than 2:00 P.M. (Charlotte, North Carolina time) on the date when due. Payments received after such time shall be deemed to have been received on the next succeeding Business Day. The Borrower shall, at the time it makes any payment under this Credit Agreement, specify to the Administrative Agent the Loans, Fees, interest or other amounts payable by the Borrower hereunder to which such payment is to be applied (and in the event that it fails so to specify, or if such application would be inconsistent with the terms hereof, the Administrative Agent shall distribute such payment to the Lenders subject to the terms of Section 3.15(a)). The Administrative Agent will distribute such payments to such Lenders, if any such payment is received prior to 12:00 Noon (Charlotte, North Carolina time) on a Business Day in like funds as received prior to the end of such Business Day and otherwise the Administrative Agent will distribute such payment to such Lenders on the next succeeding Business Day. Whenever any payment hereunder shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day (subject to accrual of interest and Fees for the period of such extension), except that in the case of LIBOR Loans, if the extension would cause the payment to be made in the next following calendar month, then such payment shall instead be made on the next preceding Business Day. Except as expressly provided otherwise herein, all computations of interest and fees shall be made on the basis of actual number of days elapsed over a year of 360 days, except with respect to computation of interest on Base Rate Loans which (unless the Base Rate is determined by reference to the Federal Funds
Rate) shall be calculated based on a year of 365 or 366 days, as appropriate. Interest shall accrue from and include the date of borrowing, but exclude the date of payment.

         (b) Allocation of Payments After Event of Default. Notwithstanding any other provisions of this Credit Agreement to the contrary, after the occurrence and during the continuance of an Event of Default, all amounts collected or received by the Administrative Agent or any Lender on account of the Loans or any other amounts outstanding under any of the Credit Documents shall be paid over or delivered as follows:

                  FIRST, to the payment of all reasonable out-of-pocket costs and expenses (including without limitation reasonable attorneys' fees) of the Administrative Agent in connection with enforcing the rights of the Lenders under the Credit Documents;

                  SECOND,  to  payment  of any fees  owed to the  Administrative
         Agent;

                  THIRD, to the payment of all reasonable out-of-pocket costs and expenses (including without limitation, reasonable attorneys' fees) of each of the Lenders in connection with enforcing its rights under the Credit Documents with respect to the Loans owing to such Lender;

                  FOURTH, to the payment of all accrued interest and fees on or in respect of the Loans;

                  FIFTH, to all other obligations which shall have become due and payable under the Credit Documents or otherwise and not repaid pursuant to clauses "FIRST" through "FOURTH" above; and

                  SIXTH, to the payment of the surplus, if any, to whoever may be lawfully entitled to receive such surplus.

In carrying out the foregoing, (i) amounts received shall be applied in the numerical order provided until exhausted prior to application to the next succeeding category; and (ii) each of the Lenders shall receive an amount equal to its pro rata share (based on the proportion that the then outstanding Loans held by such Lender bears to the aggregate then outstanding Loans) of amounts available to be applied pursuant to clauses "THIRD", "FOURTH" and "FIFTH" above.

         3.18     Obligation of Lenders to Mitigate.

         Each Lender agrees that, as promptly as practicable after such Lender becomes aware of the occurrence of an event or the existence of a condition that would cause such Lender to become an Affected Lender or that would entitle such Lender to receive payments under Sections 3.7 or 3.13, it will, to the extent not inconsistent with any applicable legal or regulatory restrictions, use reasonable efforts (i) to make, issue, fund or maintain the Commitments of such Lender or the affected Loans of such Lender through another lending office of such Lender, or (ii) take such other measures as such Lender may deem reasonable, if as a result thereof the circumstances which would cause such Lender to be an Affected Lender would cease to exist or the additional amounts which would otherwise be required to be paid to such Lender pursuant to Sections
3.7 or 3.13 would be reduced and if, as determined by such Lender in its sole discretion, the making, issuing, funding or maintaining of such Commitments or Loans through such other lending office or in accordance with such other measures, as the case may be, would not otherwise materially adversely affect such Commitments or Loans or would not be otherwise disadvantageous to the interests of such Lender.

         3.19     Evidence of Debt.

         (a) Each Lender shall maintain an account or accounts evidencing each Loan made by such Lender to the Borrower from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Credit Agreement. Each Lender will make diligent efforts to maintain the accuracy of its account or accounts and to promptly update its account or accounts from time to time, as necessary.

         (b) The  Administrative  Agent shall maintain the Register  pursuant to
Section 10.3(c) hereof, and a subaccount for each Lender, in which Register and subaccounts (taken together) shall be recorded (i) the amount, type and Interest Period of each such Loan hereunder, (ii) the amount of any principal or interest due and payable or to become due and payable to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder from or for the account of the Borrower and each Lender's share thereof. The Administrative Agent will make diligent efforts to maintain the accuracy of the subaccounts referred to in the preceding sentence and to promptly update such subaccounts from time to time, as necessary.

         (c) The entries made in the accounts, Register and subaccounts maintained pursuant to subsection (b) of this Section 3.19 (and, if consistent with the entries of the Administrative Agent, subsection (a)) shall be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded evidenced by the applicable Notes; provided, however, that the failure of any Lender or the Administrative Agent to maintain any such account, such Register or such subaccount, as applicable, or any error therein, shall not in any manner affect the obligation of the Borrower to repay the Loans made by such Lender in accordance with the terms hereof.


                                    SECTION 4
                                   CONDITIONS

         4.1      Conditions to Closing.

         This Credit Agreement shall become effective, and the initial Loans may be made, upon the satisfaction of the following conditions precedent:

         (a) Execution of Credit Agreement and Credit Documents. Receipt of (i) multiple counterparts of this Credit Agreement, (ii) a Revolving Note for each Lender, in each case executed by a duly authorized officer of each party thereto and in each case conforming to the requirements of this Credit Agreement, and
(iii) multiple counterparts of the Three Year Credit Agreement.

         (b) Legal Opinions. Receipt of multiple counterparts of opinions of counsel of the Borrower relating to the Credit Documents and the transactions contemplated herein, in substantially the form of Schedule 4.1(b).

         (c) Financial Information. Receipt by the Administrative Agent of the consolidated financial statements of the Borrower and its subsidiaries for the fiscal years 1996 and 1997, including balance sheets, income and cash flow statements audited by independent public accountants of recognized national standing and prepared in conformity with GAAP. The Administrative Agent and Lenders shall also have received the unaudited consolidated condensed balance sheets and income and cash flow statements of the Borrower for the 3-month period ending September 30, 1997.

         (d) Absence of Legal Proceedings. The absence of any action, suit, investigation or proceeding pending in any court or before any arbitrator or governmental instrumentality which is reasonably likely to have a Material Adverse Effect on the Consolidated Group taken as a whole.

         (e) Corporate Documents. Receipt of the following (or their equivalent) for the Borrower:

                  (i) Articles of Incorporation. Copies of the articles of incorporation or charter documents certified to be true and complete as of a recent date by the appropriate governmental authority of the state of its incorporation.

                  (ii) Resolutions. Copies of resolutions of the Board of Directors approving and adopting the respective Credit Documents, the transactions contemplated therein and authorizing execution and delivery thereof, certified by a secretary or assistant secretary as of the Closing Date to be true and correct and in force and effect as of such date.

                  (iii) Bylaws. Copies of the bylaws certified by a secretary or assistant secretary as of the Closing Date to be true and correct and in force and effect as of such date.

                  (iv) Good Standing. Copies, where applicable, of certificates of good standing, existence or its equivalent certified as of a recent date by the appropriate governmental authorities of the state of incorporation and each other state in which the failure to so qualify and be in good standing would be reasonably likely to have a Material Adverse Effect.

                  (v) Secretary's Certificate. A Secretary's certificate for the Borrower dated as of the Closing Date substantially in the form of
         Schedule 4.1(i)(v) with appropriate insertions and attachments.

         (f) Fees. Receipt of all fees, if any, then owing pursuant to the Administrative Agent's Fee Letter, Section 3.5 or pursuant to any Credit Documents.

         (g) Subsection 4.2 Conditions. The conditions specified in Section 4.2 shall be satisfied.


         (h) Additional Matters. All other documents and legal matters in connection with the transactions contemplated by this Credit Agreement shall be reasonably satisfactory in form and substance to the Agents and the Required Lenders.

         4.2      Conditions to All Loans.

         The obligation of each Lender to make any Loan advance hereunder (including the initial Loan advance to be made hereunder) is subject to the satisfaction of the following conditions precedent on the date of making such Loan advance:

         (a) Representations and Warranties. The representations and warranties made by the Borrower herein or in any other Credit Documents or which are contained in any certificate furnished at any time under or in connection herewith shall be true and correct in all material respects on and as of the date of such Loan advance as if made on and as of such date (except for those which expressly relate to an earlier date).

         (b) No Default or Event of Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the Loan advance to be made on such date unless such Default or Event of Default shall have been waived in accordance with this Credit Agreement.

         (c) No Material Adverse Effect. No circumstances, events or conditions shall have occurred since the date of the audited financial statements referenced in Section 6.1 which would have a Material Adverse Effect.

         (d) Additional Conditions to Revolving Loans. If a Revolving Loan is made pursuant to Section 2.1, all conditions set forth therein shall have been satisfied.

         (e) Additional Conditions to Competitive Loans. If a Competitive Loan is made pursuant to Section 2.2, all conditions set forth therein shall have been satisfied.

         Each request for a Loan advance (including extensions and conversions) and each acceptance by the Borrower of a Loan advance (including extensions and conversions) shall be deemed to constitute a representation and warranty by the Borrower as of the date of such Loan advance that the applicable conditions in paragraphs (a), (b) and (c), and in (d) or (e) of this subsection have been satisfied.


                                    SECTION 5
                         REPRESENTATIONS AND WARRANTIES

         To induce the Lenders to enter into this Credit Agreement and to make Loans herein provided for, the Borrower hereby represents and warrants to the Administrative Agent and to each Lender that:

         5.1      Financial Condition.

         Each of the financial statements described below (copies of which have heretofore been provided to the Administrative Agent for distribution to the Lenders), have been prepared in accordance with GAAP consistently applied throughout the periods covered thereby, are complete and correct in all material respects and present fairly the financial condition and results from operations of the entities and for the periods specified, subject in the case of interim company-prepared statements to normal year-end adjustments:

                  (i) audited consolidated balance sheet of the Borrower and its consolidated subsidiaries dated as June 30, 1997, together with related statements of income and cash flows certified by Ernst & Young LLP, certified public accountants; and

                  (ii) a company-prepared consolidated condensed balance sheet of the Borrower and its consolidated subsidiaries dated as of September 30, 1997, together with related consolidated condensed statements of income and cash flows.

         5.2      No Changes or Restricted Payments.

         Since June 30, 1997, there has not occurred a change in the business, assets, operations, condition (financial or otherwise) or prospects of the Consolidated Group taken as a whole which is reasonably likely to have a Material Adverse Effect.

         5.3      Organization; Existence; Compliance with Law.

         The Borrower and each Significant Subsidiary (a) is duly incorporated, existing in good standing under the laws of the jurisdiction of its incorporation, (b) has the corporate or other necessary power and authority, and the legal right to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged,
(c) is duly qualified as a foreign entity and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, other than in such jurisdictions where the failure to be so qualified and in good standing would not, in the aggregate, have a Material Adverse Effect, and (d) is in compliance with all Requirements of Law, except to the extent that the failure to comply therewith would not, in the aggregate, be reasonably likely to have a Material Adverse Effect.

         5.4      Power; Authorization; Enforceable Obligations.

         The Borrower has the corporate or other necessary power and authority, and the legal right, to make, deliver and perform the Credit Documents to which it is a party and has taken all necessary corporate or other action to authorize the execution, delivery and performance by it of the Credit Documents to which it is a party. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with acceptance of extensions of credit by the Borrower or the making of the guaranties hereunder or with the execution, delivery or performance of any Credit Documents by the Borrower (other than those which have been obtained, such filings as are required by the Securities and Exchange Commission (or the laws, rules and regulations administered by it), and to fulfill other reporting requirements with Governmental Authorities) or with the validity or enforceability of any Credit Document against the Borrower. Each Credit Document to which it is a party constitutes a valid and legally binding obligation of the Borrower enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

         5.5      No Legal Bar.

         The execution, delivery and performance of the Credit Documents, the borrowings hereunder and the use of the proceeds of the Loans will not violate any Requirement of Law applicable to the Borrower or any Significant Subsidiary (except those as to which waivers or consents have been obtained), and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law.

         5.6      No Material Litigation.

         Except as set forth on Schedule 5.6, no claim, litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the best knowledge of the Borrower, threatened by or against the Borrower or any Significant Subsidiary or against any of their respective properties which (a) relates to the Credit Documents or any of the transactions contemplated hereby or thereby or (b) is reasonably likely to have a Material Adverse Effect.

         5.7      No Default.

         No Default or Event of Default has occurred and is continuing.

         5.8      Taxes.

         Except for such tax-related litigation disclosed on Schedule 5.6, the Borrower and each Significant Subsidiary has filed or caused to be filed all United States federal income tax returns and all other material tax returns which, to the best knowledge of the Borrower, are required to be filed and has paid (a) all taxes shown to be due and payable on said returns or (b) all taxes shown to be due and payable on any assessments of which it has received notice made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any (i) taxes, fees or other charges with respect to which the failure to pay, in the aggregate, would not have a Material Adverse Effect or
(ii) taxes, fees or other charges the amount or validity of which are currently being contested and with respect to which reserves in conformity with GAAP have been provided on the books of such Person), and no tax Lien has been filed, and, to the best knowledge of the Borrower, no claim is being asserted, with respect to any such tax, fee or other charge.

         5.9      ERISA

         Except as is not reasonably likely to have a Material Adverse Effect:

         (a) During the five-year period prior to the date on which this representation is made or deemed made: (i) no ERISA Event has occurred, and, to the best knowledge of the Borrower, no event or condition has occurred or exists as a result of which any ERISA Event could reasonably be expected to occur, with respect to any Plan; (ii) no "accumulated funding deficiency," as such term is defined in Section 302 of ERISA and Section 412 of the Code, whether or not waived, has occurred with respect to any Plan; (iii) each Plan has been maintained, operated, and funded in compliance with its own terms and in material compliance with the provisions of ERISA, the Code, and any other applicable federal or state laws; and (iv) no lien in favor of the PBGC or a Plan has arisen or is reasonably likely to arise on account of any Plan.

         (b) The actuarial present value of all "benefit liabilities" (as defined in Section 4001(a)(16) of ERISA), whether or not vested, under each Single Employer Plan, as of the last annual valuation date prior to the date on which this representation is made or deemed made (determined, in each case, in accordance with Financial Accounting Standards Board Statement 87, utilizing the actuarial assumptions used in such Plan's most recent actuarial valuation report), did not exceed as of such valuation date the fair market value of the assets of such Plan.

         (c) No member of the Consolidated Group nor any ERISA Affiliate has incurred, or, to the best knowledge of the Borrower, could be reasonably expected to incur, any withdrawal liability under ERISA to any Multiemployer Plan or Multiple Employer Plan. No member of the Consolidated Group nor any ERISA Affiliate would become subject to any withdrawal liability under ERISA if any member of the Consolidated Group or any ERISA Affiliate were to withdraw completely from all Multiemployer Plans and Multiple Employer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. No member of the Consolidated Group nor any ERISA Affiliate has received any notification that any Multiemployer Plan is in reorganization (within the meaning of Section 4241 of ERISA), is insolvent (within the meaning of Section 4245 of ERISA), or has been terminated (within the meaning of Title IV of ERISA), and no Multiemployer Plan is, to the best knowledge of the Borrower, reasonably expected to be in reorganization, insolvent, or terminated.

         (d) No prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) or breach of fiduciary responsibility has occurred with respect to a Plan which has subjected or may subject any member of the Consolidated Group or any ERISA Affiliate to any liability under Sections 406, 409, 502(i), or 502(l) of ERISA or Section 4975 of the Code, or under any agreement or other instrument pursuant to which any member of the Consolidated Group or any ERISA Affiliate has agreed or is required to indemnify any person against any such liability.

         (e) No member of the Consolidated Group nor any ERISA Affiliates has any material liability with respect to "expected post-retirement benefit obligations" within the meaning of the Financial Accounting Standards Board Statement 106. Each Plan which is a welfare plan (as defined in Section 3(1) of ERISA) to which Sections 601-609 of ERISA and Section 4980B of the Code apply has been administered in compliance in all material respects of such sections.

         5.10     Governmental Regulations, Etc.

         (a) No part of the proceeds of the Loans hereunder will be used, directly or indirectly, for the purpose of purchasing or carrying any "margin stock" within the meaning of Regulation G or Regulation U, or for the purpose of purchasing or carrying or trading in any securities. If requested by any Lender or the Administrative Agent, the Borrower will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form U-1 referred to in said Regulation U. No indebtedness being reduced or retired out of the proceeds of the Loans hereunder was or will be incurred for the purpose of purchasing or carrying any margin stock within the meaning of Regulation U or any "margin security" within the meaning of Regulation T. "Margin stock" within the meanings of Regulation U does not constitute more than 25% of the value of the consolidated assets of the Borrower and its Subsidiaries. Neither the execution and delivery hereof by the Borrower, nor the performance by it of any of the transactions contemplated by this Credit Agreement (including, without limitation, the direct or indirect use of the proceeds of the Loans) will violate or result in a violation of the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or regulations issued pursuant thereto, or Regulation G, T, U or X.

         (b) The Borrower is not (i) an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended, and is not controlled by such a company, or (ii) a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         5.11     Subsidiaries.

         Set forth on Schedule 5.11 is a list of all the Subsidiaries of the Borrower at the Closing Date that are required to be disclosed in the Borrower's filings with the Securities and Exchange Commission pursuant to Regulation S-K, the jurisdiction of their incorporation and the direct or indirect ownership interest of the Borrower therein.

         5.12     Purpose of Loans.

         The Loans will be used for commercial paper backup and other general corporate purposes.


                                    SECTION 6
                              AFFIRMATIVE COVENANTS

         The Borrower covenants and agrees that on the Closing Date, and so long as this Credit Agreement is in effect and until the Commitments have been terminated, no Loans remain outstanding and all amounts owing hereunder or in connection herewith have been paid in full, the Borrower shall:

         6.1      Financial Statements.

         Furnish, or cause to be furnished, to the Administrative Agent for distribution to the Lenders:

         (a) Audited Financial Statements. As soon as available, but in any event within 100 days after the end of each fiscal year, an audited consolidated balance sheet of the Borrower and its subsidiaries as of the end of the fiscal year and the related consolidated statements of income, retained earnings, shareholders' equity and cash flows for the year, audited by an independent certified public accounting firm of nationally recognized standing, setting forth in each case in comparative form the figures for the previous year, reported without a "going concern" or like qualification or exception, or qualification indicating that the scope of the audit was inadequate to permit such independent certified public accountants to certify such financial statements without such qualification.

         (b) Company-Prepared Financial Statements. As soon as available, but in any event within 50 days after the end of each of the first three fiscal quarters, a company-prepared consolidated balance sheet of the Borrower and its subsidiaries as of the end of the quarter and related company-prepared consolidated statements of income, retained earnings, shareholders' equity and cash flows for such quarterly period and for the fiscal year to date; in each case setting forth in comparative form the consolidated figures for the corresponding period or periods of the preceding fiscal year or the portion of the fiscal year ending with such period, as applicable, in each case subject to normal recurring year-end audit adjustments.

All such  financial  statements  shall be complete  and correct in all  material respects (subject, in the case of interim statements, to normal recurring year-end audit adjustments) and shall be prepared in reasonable detail and, in the case of the annual and quarterly financial statements provided in accordance with subsections (a) and (b) above, in accordance with GAAP applied consistently throughout the periods reflected therein and further accompanied by a description of, and an estimation of the effect on the financial statements on account of, a change in the application of accounting principles as provided in
Section 1.3.

         6.2      Certificates; Other Information.

         Furnish, or cause to be furnished, to the Administrative Agent for distribution to the Lenders:

         (a) Accountant's Certificate and Reports. Concurrently with the delivery of the financial statements referred to in subsection 6.1(a) above, a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, except as specified in such certificate.

         (b) Officer's Certificate. Concurrently with the delivery of the financial statements referred to in Sections 6.1(a) and 6.1(b) above, a certificate of a Responsible Officer stating that, to the best of such Responsible Officer's knowledge and belief, (i) the financial statements fairly present in all material respects the financial condition of the parties covered by such financial statements, (ii) during such period the Borrower has observed or performed in all material respects its covenants and other agreements hereunder and under the other Credit Documents, and satisfied in all material respects the conditions, contained in this Credit Agreement to be observed, performed or satisfied by it (except to the extent waived in accordance with the provisions hereof), and (iii) such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate. Such certificate shall include the calculations required to indicate compliance with
Section 6.7. A form of Officer's Certificate is attached as Schedule 6.2(b).

         (c) Public Information. Within thirty days after the same are sent, copies of all reports (other than those otherwise provided pursuant to subsection 6.1) and other financial information which the Borrower sends to its public stockholders, and within thirty days after the same are filed, copies of all financial statements and non-confidential reports which the Borrower may make to, or file with, the Securities and Exchange Commission or any successor or analogous United States Governmental Authority.

         (d) Other Information. Promptly, such additional financial and other information as the Administrative Agent, at the request of any Lender, may from time to time reasonably request.

         6.3      Notices.

         Give notice to the Administrative Agent (which shall promptly transmit such notice to each Lender) of:

         (a)  Defaults.  Promptly  (but in any event  within  three (3) Business
Days) after the Borrower knows thereof, the occurrence of any Default or Event of Default.

         (b) Legal Proceedings. Promptly following the Borrower's receipt of written notification relating thereto, any litigation, or any investigation or proceeding (including without limitation, any environmental proceeding) known to the Borrower relating to the Borrower or any Significant Subsidiary, or any material development in respect thereof, affecting the Borrower or any Significant Subsidiary which, if adversely determined, would reasonably be expected to have a Material Adverse Effect.

         (c) ERISA. Promptly, after any Responsible Officer of the Borrower knows or has reason to know of (i) any event or condition, including, but not limited to, any Reportable Event, that constitutes, or might reasonably lead to, an ERISA Event; (ii) with respect to any Multiemployer Plan, the receipt of notice as prescribed in ERISA or otherwise of any withdrawal liability assessed against any of their ERISA Affiliates, or of a determination that any Multiemployer Plan is in reorganization or insolvent (both within the meaning of Title IV of ERISA); (iii) the failure to make full payment on or before the due date (including extensions) thereof of all amounts which the members of the Consolidated Group or any ERISA Affiliate are required to contribute to each Plan pursuant to its terms and as required to meet the minimum funding standard set forth in ERISA and the Code with respect; or (iv) any change in the funding status of any Plan that reasonably could be expected to have a Material Adverse Effect; together with a description of any such event or condition or a copy of any such notice and a statement by the chief financial officer of the Borrower briefly setting forth the details regarding such event, condition, or notice, and the action, if any, which has been or is being taken or is proposed to be taken by the Borrower with respect thereto. Promptly upon request, the Borrower and Significant Subsidiaries shall furnish the Administrative Agent and the Lenders with such additional information concerning any Plan as may be reasonably requested, including, but not limited to, copies of the most recent annual report/return (Form 5500 series), as well as all schedules and attachments thereto required to be filed with the Department of Labor and/or the Internal Revenue Service pursuant to ERISA and the Code, respectively.

         (d) Other. Promptly, any other development or event which a Responsible Officer of the Borrower determines is reasonably likely to have a Material Adverse Effect.

Each notice pursuant to this subsection shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth details of the occurrence referred to therein and stating what action the Borrower proposes to take with respect thereto.

         6.4      Maintenance of Existence and Compliance with Law.

         Preserve, renew and keep in full force and effect its corporate existence and take all reasonable action to maintain all rights, privileges, licenses and franchises necessary or desirable in the normal conduct of its business; and comply with all Requirements of Law applicable to it except to the extent that failure to comply therewith would not, in the aggregate, have a Material Adverse Effect.

         6.5      Maintenance of Property; Insurance.

         Keep all material property useful and necessary in its business in reasonably good working order and condition (ordinary wear and tear excepted); maintain with financially sound and reputable insurance companies casualty, liability and such other insurance (which may include plans of self-insurance) with such coverage and deductibles, and in such amounts as may be consistent with prudent business practice and in any event consistent with normal industry practice; and furnish to the Administrative Agent, upon written request, full information as to the insurance carried.

         6.6      Inspection of Property; Books and Records; Discussions.

         Keep proper books of records and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its businesses and activities; and permit, during regular business hours and upon reasonable notice by the Administrative Agent, the Administrative Agent to visit and inspect any of its properties and examine and make abstracts (including photocopies) from
any  of  its  books  and  records  (other  than   materials   protected  by  the
attorney-client, work product or other privilege and materials which the Borrower may not disclose without violation of a confidentiality obligation binding upon the Borrower or any Significant Subsidiary) at any reasonable time, and to discuss the business, operations, properties and financial and other condition of the members of the Consolidated Group with officers and employees of the members of the Consolidated Group and with their independent certified public accountants. The cost of the inspection referred to in the preceding sentence shall be for the account of the Lenders unless an Event of Default has occurred and is continuing, in which case the cost of such inspection shall be for the account of the Borrower.

         6.7      Financial Covenants.

         (a) Consolidated Tangible Net Worth. Consolidated Tangible Net Worth shall not at any time be less than the sum of (i) $225 million plus (ii) on the last day of each fiscal year beginning June 30, 1998, an amount equal to twenty percent (20%) of Consolidated Net Income for the fiscal year then ended (but not less than zero), such increases to be cumulative.

         (b) Consolidated Working Capital. As of the end of each fiscal quarter, Consolidated Working Capital shall not be less than $150 million.

         (c) Consolidated Leverage Ratio. As of the end of each fiscal quarter, the Consolidated Leverage Ratio shall not be greater than sixty percent (60%).

         6.8      Use of Proceeds.

         The Loans will be used  solely  for the  purposes  provided  in Section
5.12.


                                    SECTION 7
                               NEGATIVE COVENANTS

         The Borrower covenants and agrees that on the Closing Date, and so long as this Credit Agreement is in effect and until the Commitments have been terminated, no Loans remain outstanding and all amounts owing hereunder or in connection herewith have been paid in full, the Borrower shall not and shall not permit any Significant Subsidiary to:

         7.1      Indebtedness.

         Create, incur, assume or suffer to exist or permit any Subsidiary to create, incur, assume or suffer to exist any liabilities on short-term notes payable if after giving effect thereto the aggregate consolidated current liabilities for notes payable and overdrafts and commercial paper of the Consolidated Group taken as a whole will exceed One Billion Dollars ($1,000,000,000) as of the end of any fiscal quarter.

         7.2      Liens.

         Contract, create, incur, assume or permit to exist any Lien with respect to any of their respective property or assets of any kind (whether real or personal, tangible or intangible), whether now owned or hereafter acquired, except for Permitted Liens.

         7.3  Consolidation,   Merger,  Sale  or  Purchase  of  Assets,  Capital
Expenditures, etc.

         Enter into a transaction of merger or consolidation with any Person, firm, joint venture, or corporation, or sell, lease, or otherwise dispose of all or substantially all of its assets, except (i) in the ordinary course of its business or (ii) a Significant Subsidiary may be merged or consolidated with, or may sell, lease or dispose of all or substantially all of its assets to, (a) a wholly-owned Significant Subsidiary of the Borrower, (b) any other corporation which is or will upon the consummation of such merger or consolidation be a Significant Subsidiary of which not less than eighty percent (80%) of the capital stock is owned directly or indirectly by the Borrower, or (c) any other corporation may be merged or consolidated into the Borrower, provided in the case of any such merger or consolidation with the Borrower, the Borrower is the surviving corporation and the management of the Borrower continues as the management of the surviving corporation; provided, further, that in any event such merger or consolidation does not violate any other provision of this Agreement and upon the effective date of the merger or consolidation there exists no Default or Event of Default hereunder. Notwithstanding the foregoing, a Significant Subsidiary may be merged into or with any other Person, or all or substantially all of a Significant Subsidiary's assets may be transferred to any other Person, if such merger, consolidation or transfer does not violate any other provision of this Agreement and immediately before and immediately after such merger, consolidation or transfer is consummated (i) there shall exist no Default or Event of Default, (ii) no Material Adverse Effect shall have occurred, and (iii) the representations and warranties contained in Section 5 of this Agreement shall, except to the extent that they relate solely to an earlier date, be true with the same effect as though such representations and warranties had been made at such time.

         7.4      Sale Leasebacks.

         Enter into sale and lease-back transactions relating to the same or similar Property for a term of more than three (3) years, unless any liability incurred as a result of such transaction is permitted by Section 7.1 hereof and the sum of the aggregate amount of such transactions, measured using in each case the greater of (a) the fair market value of the assets sold or (b) the selling price, sold after September 30, 1997, and the aggregate principal amount then outstanding secured by liens described in Section 7.2 does not exceed Twenty-Five Million Dollars ($25,000,000).

         7.5      Sale of Significant Subsidiaries.

         Notwithstanding anything to the contrary in Section 7.4, the Borrower shall have the right to sell or otherwise dispose of any Subsidiary or Significant Subsidiary (or all or substantially all of the assets thereof), provided that such sale or other disposition does not violate any other provision of this Credit Agreement and immediately before and immediately after such sale or other disposition (i) there shall exist no Default or Event of Default, (ii) no Material Adverse Effect shall result therefrom, and (iii) the representations and warranties contained in Section 5 of this Agreement shall, except to the extent that they relate solely to an earlier date, be true with the same effect as though such representations and warranties had been made at such time.

                                    SECTION 8
                                EVENTS OF DEFAULT

         8.1      Events of Default.

         An Event of Default shall exist upon the occurrence of any of the following specified events (each an "Event of Default"):

        (a)       Payment.

                  (i) Default in the payment when due of any principal of any of the Loans; or

                  (ii) Default, and such defaults shall continue for five (5) or more Business Days, in the payment when due of any interest on the Loans or of any Fees or other amounts owing hereunder, under any of the other Credit Documents or in connection herewith or therewith; or

         (b) Representations. Any representation, warranty or statement made in any of the Credit Documents, or in any statement or certificate delivered or required to be delivered pursuant hereto or thereto shall prove untrue in any material respect on the date as of which it was made; or

         (c)      Covenants.

                  (i) Default in the due performance or observance of any term, covenant or agreement contained in Section 6.3(a), 6.7, 6.8 or 7.1 through 7.5, inclusive; or

                  (ii) Default in the due performance or observance by it of any term, covenant or agreement (other than those referred to in subsections (a), (b) or (c)(i) of this Section 8.1) contained in this Credit Agreement and such default shall continue unremedied for a period of at least 30 days after the earlier of a responsible officer of the Borrower becoming aware of such default or notice thereof by the Administrative Agent; or

                  (iii) The occurrence of an Event of Default under the Three Year Credit Agreement; or

         (d) Other Credit Documents. Any material provision of a Credit Document shall fail to be in full force and effect; or

         (e) Bankruptcy, etc. Any Bankruptcy Event shall occur with respect to the Borrower or a Significant Subsidiary; or

         (f) Defaults under Other Agreements. (i) Any default made in the payment (beyond the applicable grace period with respect thereto, if any) in respect of any Indebtedness of the Borrower or any Significant Subsidiary in an aggregate principal amount of Fifteen Million Dollars ($15,000,000), or more, provided that Indebtedness of a Significant Subsidiary organized under the laws of a jurisdiction other than the United States of America or a political subdivision thereof shall not be included in the calculation of such Fifteen Million Dollars ($15,000,000) so long as the obligation to make such payment is being actively contested in good faith and such Significant Subsidiary is holding in escrow an amount of cash equal to or greater than the disputed payment, and provided further that Indebtedness of the Borrower or any Significant Subsidiary owed to a Subsidiary organized under the laws of a jurisdiction other than the United States of America or a political subdivision thereof shall not be included in the calculation of such Fifteen Million Dollars ($15,000,000) if:

                           (a) the Borrower or such Significant Subsidiary is unable to realize the benefits of ownership of such foreign Subsidiary because of war, civil commotion, insurrection, revolution, riot, confiscation, or force majure actions caused by a government or actions against a government,

                           (b) the Borrower or such Significant Subsidiary has a colorable claim in the nature of common law, equitable or statutory set-off against the person to whom such Indebtedness is owing, and

                           (c) the aggregate amount of all such obligations does not exceed Twenty-Five Million Dollars ($25,000,000); or

                  (ii) The maturity of any Indebtedness of the Borrower or any Significant Subsidiary in an aggregate principal amount of Fifteen Million Dollars ($15,000,000) or more shall be accelerated, provided that Indebtedness of a Significant Subsidiary organized under the laws of a jurisdiction other than the United States of America or a political subdivision thereof shall not be included in the calculation of such Fifteen Million Dollars ($15,000,000) so long as the obligation to make such payment is being actively contested in good faith and such Significant Subsidiary is holding in escrow an amount of cash equal to or greater than the disputed payment, and provided further that indebtedness of the Borrower or any Significant Subsidiary owed to a Subsidiary organized under the laws of a jurisdiction other than the United States of America or a political subdivision thereof shall not be included in the calculation of such Fifteen Million Dollars ($15,000,000) if:

                           (a) the Borrower or such Significant Subsidiary is unable to realize the benefits of ownership of such foreign Subsidiary because of war, civil commotion, insurrection, revolution, riot, confiscation, or force majure actions caused by a government or actions against a government,

                           (b) the Borrower or such Significant Subsidiary has a colorable claim in the nature of common law, equitable or statutory set-off against the person to whom such Indebtedness is owing, and

                           (c) the aggregate amount of all such obligations does not exceed Twenty-Five Million Dollars ($25,000,000); or

         (g) Judgments. The Borrower or any Significant Subsidiary shall fail within 30 days of the date due and payable to pay, bond or otherwise discharge any judgment, settlement or order for the payment of money which judgment, settlement or order, when aggregated with all other such judgments, settlements or orders due and unpaid at such time, exceeds $15,000,000 (in excess insurance or other indemnity reasonably acceptable to the Required Lenders), and which is not stayed on appeal (or for which no motion for stay is pending) or is not otherwise being executed; provided that judgments resulting from the failure of the Borrower or any Significant Subsidiary to honor its obligations in respect of a guaranty of obligations of a subsidiary organized under the laws of a jurisdiction other than the United States of America or a political subdivision thereof shall not be included in the calculation of such Fifteen Million Dollars ($15,000,000) if

                  (i) the Borrower or such Significant Subsidiary is unable to realize the benefits of ownership of such foreign subsidiary because of war, civil commotion, insurrection, revolution, riot, confiscation, or force majeure actions caused by a government or actions against a government,

                  (ii) the Borrower or such Significant Subsidiary has a colorable claim in the nature of common law, equitable or statutory set-off against the person in favor of which such judgment was entered, and

                  (iii) the aggregate amount of all such obligations does not exceed Twenty-Five Million Dollars ($25,000,000); or

         (h) ERISA. Any of the following events or conditions, if such event or condition could reasonably be expected to have a Material Adverse Effect: (1) any "accumulated funding deficiency," as such term is defined in Section 302 of ERISA and Section 412 of the Code, whether or not waived, shall exist with respect to any Plan, or any lien shall arise on the assets of a member of the Consolidated Group or any ERISA Affiliate in favor of the PBGC or a Plan; (2) an ERISA Event shall occur with respect to a Single Employer Plan, which is, in the reasonable opinion of the Administrative Agent, likely to result in the termination of such Plan for purposes of Title IV of ERISA; (3) an ERISA Event shall occur with respect to a Multiemployer Plan or Multiple Employer Plan, which is, in the reasonable opinion of the Administrative Agent, likely to result in (i) the termination of such Plan for purposes of Title IV of ERISA, or
(ii) a member of the Consolidated Group or any ERISA Affiliate incurring any liability in connection with a withdrawal from, reorganization of (within the meaning of Section 4241 of ERISA), or insolvency of (within the meaning of
Section 4245 of ERISA) such Plan; or (4) any prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) or breach of fiduciary responsibility shall occur which may subject a member of the Consolidated Group or any ERISA Affiliate to any liability under Sections 406, 409, 502(i), or 502(l) of ERISA or Section 4975 of the Code, or under any agreement or other instrument pursuant to which a member of the Consolidated Group or any ERISA Affiliate has agreed or is required to indemnify any person against any such liability.

         8.2      Acceleration; Remedies.

         Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent shall, upon the request and direction of the Required Lenders, by written notice to the Borrower take any of the following actions:

                  (i)  Termination  of  Commitments.   Declare  the  Commitments
         terminated whereupon the Commitments shall be immediately terminated.

                  (ii) Acceleration. Declare the unpaid principal of and any accrued interest in respect of all Loans and any and all other indebtedness or obligations of any and every kind owing by the Borrower to the Administrative Agent and/or any of the Lenders hereunder to be due, whereupon the same shall be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

                  (iii) Enforcement of Rights. Enforce any and all rights and interests created and existing under the Credit Documents, whether at law or in equity.

Notwithstanding the foregoing, if an Event of Default specified in Section 8.1(e) shall occur, then the Commitments shall automatically terminate and all Loans, all accrued interest in respect thereof, all accrued and unpaid Fees and other indebtedness or obligations owing to the Administrative Agent and/or any of the Lenders hereunder automatically shall immediately become due and payable without presentment, demand, protest or the giving of any notice or other action by the Administrative Agent or the Lenders, all of which are hereby waived by the Borrower.


                                    SECTION 9
                                AGENCY PROVISIONS

         9.1      Appointment.

         Each  Lender  hereby  designates  and  appoints  NationsBank,  N.A.  as administrative agent (in such capacity, the "Administrative Agent") of such Lender to act as specified herein and the other Credit Documents, and each such Lender hereby authorizes the Administrative Agent as the Administrative Agent for such Lender, to take such action on its behalf under the provisions of this Credit Agreement and the other Credit Documents and to exercise such powers and perform such duties as are expressly delegated by the terms hereof and of the other Credit Documents, together with such other powers as are reasonably incidental thereto. Each Lender further directs and authorizes the Administrative Agent to execute releases (or similar agreements) to give effect to the provisions of this Credit Agreement and the other Credit Documents. Notwithstanding any provision to the contrary elsewhere herein and in the other Credit Documents, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein and therein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Credit Agreement or any of the other Credit Documents, or shall otherwise exist against the Administrative Agent. The provisions of this Section are solely for the benefit of the Administrative Agent and the Lenders and the Borrower shall have any rights as a third party beneficiary of the provisions hereof. In performing its functions and duties under this Credit Agreement and the other Credit Documents, the Administrative Agent shall act solely as Administrative Agent of the Lenders and does not assume and shall not be deemed to have assumed any obligation or relationship of agency or trust with or for the Borrower or any of its affiliates. The title of Documentation Agent is bestowed in recognition of the Documentation Agent's participation in this credit, and such title shall not impose or imply any duties or responsibilities hereunder of a fiduciary nature or otherwise, in its capacity as such.

         9.2      Delegation of Duties.

         The Administrative Agent may execute any of its duties hereunder or under the other Credit Documents by or through Administrative Agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

         9.3      Exculpatory Provisions.

         The Administrative Agent and its officers, directors, employees, agents, attorneys-in-fact or affiliates shall not be (i) liable for any action lawfully taken or omitted to be taken by it or such Person in good faith under or in connection herewith or in connection with any of the other Credit Documents (except for its or such Person's own gross negligence or willful misconduct), or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower contained herein or in any of the other Credit Documents or in any certificate, report, document, financial statement or other written or oral statement referred to or provided for in, or received by the Administrative Agent under or in connection herewith or in connection with the other Credit Documents, or enforceability or sufficiency therefor of any of the other Credit Documents, or for any failure of the Borrower to perform its obligations hereunder or thereunder. The Administrative Agent shall not be responsible to any Lender for the effectiveness, genuineness, validity, enforceability, collectability or sufficiency of this Credit Agreement, or any of the other Credit Documents or for any representations, warranties, recitals or statements made herein or therein or made by the Borrower in any written or oral statement or in any financial or other statements, instruments, reports, certificates or any other documents in connection herewith or therewith furnished or made by the Administrative Agent to the Lenders or by or on behalf of the Borrower to the Administrative Agent or any Lender or be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained herein or therein or as to the use of the proceeds of the Loans or of the existence or possible existence of any Default or Event of Default or to inspect the properties, books or records of the Borrower or any of its affiliates.

         9.4      Reliance on Communications.

         The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to any of the Borrower, independent accountants and other experts selected by the Administrative Agent with reasonable care). The
Administrative Agent may deem and treat the Lenders as the owners of their respective interests hereunder for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent in accordance with Section 10.3(b) hereof. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Credit Agreement or under any of the other Credit Documents unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder or under any of the other Credit Documents in accordance with a request of the Required Lenders (or to the extent specifically provided in Section 10.6, all the Lenders) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders (including their successors and assigns).

         9.5      Notice of Default.

         The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent has received notice from a Lender or the Borrower referring to the Credit Document, describing such Default or Event of Default and stating that such notice is a "notice of default." In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give prompt notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders.

         9.6      Non-Reliance on Administrative Agent and Other Lenders.

         Each Lender expressly acknowledges that each of the Administrative Agent and its officers, directors, employees, Administrative Agents, attorneys-in-fact or affiliates has not made any representations or warranties to it and that no act by the Administrative Agent or any affiliate thereof hereinafter taken, including any review of the affairs of the Borrower or any of its affiliates, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the
Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of the Borrower or its affiliates and made its own decision to make its Loans hereunder and enter into this Credit Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Credit Agreement, and to make such investigation as it deems necessary to inform itself as to the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of the Borrower and its affiliates. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, assets, property, financial or other conditions, prospects or creditworthiness of the Borrower or any of its affiliates which may come into the possession of the Administrative Agent or any of its officers, directors, employees, Administrative Agents, attorneys-in-fact or affiliates.

         9.7      Indemnification.

         The Lenders agree to indemnify the Administrative Agent in its capacity as such (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective Commitments (or if the Commitments have expired or been terminated, in accordance with the respective principal amounts of outstanding Loans and Participation Interests of the Lenders), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including without limitation at any time following the final payment of all of the obligations of the Borrower hereunder and under the other Credit Documents) be imposed on, incurred by or asserted against the Administrative Agent in its capacity as such in any way relating to or arising out of this Credit Agreement or the other Credit Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of the Administrative Agent. If any indemnity furnished to the Administrative Agent for any purpose shall, in the opinion of the Administrative Agent, be insufficient or become impaired, the Administrative Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished. The agreements in this Section shall survive the repayment of the Loans and other obligations under the Credit Documents and the termination of the Commitments hereunder.

         9.8      Administrative Agent in its Individual Capacity.

         The Administrative Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower, its Subsidiaries or their affiliates as though the Administrative Agent were not the Administrative Agent hereunder. With respect to the Loans made by and all obligations of the Borrower hereunder and under the other Credit Documents, the Administrative Agent shall have the same rights and powers under this Credit Agreement as any Lender and may exercise the same as though it were not the Administrative Agent, and the terms "Lender" and "Lenders" shall include the Administrative Agent in its individual capacity.

         9.9      Successor Administrative Agent.

         The Administrative Agent may, at any time, resign upon 20 Business Days' written notice to the Lenders and the Borrower, and may be removed, upon show of cause, by the Required Lenders upon 30 days' written notice to the Administrative Agent. Upon any such resignation or removal, the Required Lenders and the Borrower shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the notice of resignation or notice of removal, as appropriate, then the retiring Administrative Agent shall select a successor Administrative Agent provided such successor is a Lender hereunder or a commercial bank organized under the laws of the United States of America or of any State thereof and has a combined capital and surplus of at least $400,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations as Administrative Agent, as appropriate, under this Credit Agreement and the other Credit Documents and the provisions of this Section 9.9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Credit Agreement.


                                   SECTION 10
                                  MISCELLANEOUS

         10.1     Notices.

         Except as otherwise expressly provided herein, all notices and other communications shall have been duly given and shall be effective (i) when delivered, (ii) when transmitted via telecopy (or other facsimile device) to the number set out below, (iii) the day following the day on which the same has been delivered prepaid to a reputable national overnight air courier service, or (iv) the third Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case to the respective parties at the address, in the case of the Borrower and the Administrative Agent, set forth below, and, in the case of the Lenders, set forth on Schedule 2.1(a), or at such other address as such party may specify by written notice to the other parties hereto:

                  if to the Borrower:

                           Universal Corporation
                           1501 N. Hamilton
                           Richmond, Virginia  23230
                           Attn:  Karen M.L. Whelan
                           Telephone:  (804) 254-8689
                           Telecopy:  (804) 254-3594

                           with a copy to:

                           Universal Corporation
                           1501 N. Hamilton
                           Richmond, Virginia  23230
                           Attn:  James M. White, III
                           Telephone:  (804) 254-3753
                           Telecopy:  (804) 254-3594

                  if to the Administrative Agent:

                           NationsBank, N.A.
                           101 N. Tryon Street
                           Independence Center, 15th Floor
                           NC1-001-15-04
                           Charlotte, North Carolina  28255
                           Attn:  Agency Services
                           Telephone:  (704) ________
                           Telecopy:   (704) 386-9923

                  with a copy to:

                           NationsBank, N.A.
                           12th and Main
                           4th Floor Pavilion
                           Richmond, Virginia  23219
                           Attn:  Hugh S. Miles
                           Telephone:  (804) 788-2244
                           Telecopy:  (804) 788-3669

         10.2     Right of Set-Off.

         In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence of an Event of Default, each Lender is authorized at any time and from time to time, without presentment, demand, protest or other notice of any kind (all of which rights being hereby expressly waived), to set-off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by such Lender (including, without limitation branches, agencies or affiliates of such Lender wherever located) to or for the credit or the account of the Borrower against obligations and liabilities of the Borrower to such Lender hereunder, under the Notes or the other Credit Documents, irrespective of whether such Lender shall have made any demand hereunder and although such obligations, liabilities or claims, or any of them, may be contingent or unmatured, and any such set-off shall be deemed to have been made immediately upon the occurrence of an Event of Default even though such charge is made or entered on the books of such Lender subsequent thereto. Any Person purchasing a participation in the Loans and Commitments hereunder pursuant to Section 3.16 or Section 10.3(d) may exercise all rights of set-off with respect to its participation interest as fully as if such Person were a Lender hereunder.

         10.3     Benefit of Agreement.

         (a) Generally. This Credit Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided that the Borrower may neither assign nor transfer any of its interests without prior written consent of the Lenders; provided further that the rights of each Lender to transfer, assign or grant participations in its rights and/or obligations hereunder shall be limited as set forth in this Section 10.3, provided however that nothing herein shall prevent or prohibit any Lender from (i) pledging its Loans hereunder to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank, or (ii) granting assignments or selling participations in such Lender's Loans and/or Commitments hereunder to its parent company and/or to any affiliate or Subsidiary of such Lender.

         (b) Assignments. Each Lender may assign all or a portion of its rights and obligations hereunder, pursuant to an assignment agreement substantially in the form of Schedule 10.3(b), to (i) any Lender or any affiliate or Subsidiary of a Lender, or (ii) any other commercial bank, financial institution or "accredited investor" (as defined in Regulation D of the Securities and Exchange Commission) reasonably acceptable to the Administrative Agent and, so long as no Default or Event of Default has occurred and is continuing, with the approval of the Borrower (which approval in the case of a commercial bank or financial institution shall not be unreasonably withheld or delayed); provided that (i) any such assignment (other than any assignment to an existing Lender) shall be in a minimum aggregate amount of $5,000,000 (or, if less, the remaining amount of the Commitment being assigned by such Lender) of the Commitments and in integral multiples of $1,000,000 above such amount and (ii) each such assignment (other than Competitive Loans) shall be of a constant, not varying, percentage of all such Lender's rights and obligations under this Credit Agreement. Any assignment hereunder shall be effective upon delivery to the Administrative Agent of written notice of the assignment together with a transfer fee of $3,500 payable to the Administrative Agent for its own account from and after the later of (i) the effective date specified in the applicable assignment agreement and
(ii) the date of recording of such assignment in the Register pursuant to the terms of subsection (c) below. The assigning Lender will give prompt notice to the Administrative Agent and the Borrower of any such assignment. Upon the effectiveness of any such assignment (and after notice to, and (to the extent required pursuant to the terms hereof), with the consent of, the Borrower as provided herein), the assignee shall become a "Lender" for all purposes of this Credit Agreement and the other Credit Documents and, to the extent of such assignment, the assigning Lender shall be relieved of its obligations hereunder to the extent of the Loans and Commitment components being assigned. Along such lines the Borrower agrees that upon notice of any such assignment and surrender of the appropriate Note or Notes, it will promptly provide to the assigning Lender and to the assignee separate promissory notes in the amount of their respective interests substantially in the form of the original Note (but with notation thereon that it is given in substitution for and replacement of the original Note or any replacement notes thereof). By executing and delivering an assignment agreement in accordance with this Section 10.3(b), the assigning Lender thereunder and the assignee thereunder shall be deemed to confirm to and agree with each other and the other parties hereto as follows: (i) such assigning Lender warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim; (ii) except as set forth in clause (i) above, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Credit Agreement, any of the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Credit Agreement, any of the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto or the financial condition of the Borrower or any of its affiliates or the performance or observance by the Borrower of any of its obligations under this Credit Agreement, any of the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto; (iii) such assignee represents and warrants that it is legally authorized to enter into such assignment agreement; (iv) such assignee confirms that it has received a copy of this Credit Agreement, the other Credit Documents and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such assignment agreement; (v) such assignee will independently and without reliance upon the Administrative Agent, such assigning Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Credit Agreement and the other Credit Documents; (vi) such assignee appoints and authorizes the Administrative Agent to take such action on its behalf and to exercise such powers under this Credit Agreement or any other Credit Document as are delegated to the Administrative Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all the obligations which by the terms of this Credit Agreement and the other Credit Documents are required to be performed by it as a Lender (including without limitation the requirements of Section 3.13).

         (c) Maintenance of Register. The Administrative Agent shall maintain at one of its offices in Charlotte, North Carolina a copy of each Lender assignment agreement delivered to it in accordance with the terms of subsection (b) above and a register for the recordation of the identity of the principal amount, type and Interest Period of each Loan outstanding hereunder, the names, addresses and the Commitments of the Lenders pursuant to the terms hereof from time to time (the "Register"). The Administrative Agent will make diligent efforts to maintain the accuracy of the Register and to promptly update the Register from time to time, as necessary. The entries in the Register shall be conclusive in the absence of manifest error and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Credit
Agreement. The Register shall be available for inspection by the Borrower and each Lender, at any reasonable time and from time to time upon reasonable prior notice.

         (d) Participations. Each Lender may sell, transfer, grant or assign participations in all or any part of such Lender's interests and obligations hereunder; provided that (i) such selling Lender shall remain a "Lender" for all purposes under this Credit Agreement (such selling Lender's obligations under the Credit Documents remaining unchanged) and the participant shall not constitute a Lender hereunder, (ii) no such participant shall have, or be granted, rights to approve any amendment or waiver relating to this Credit Agreement or the other Credit Documents except to the extent any such amendment or waiver would (A) reduce the principal of or rate of interest on or Fees in respect of any Loans in which the participant is participating or (B) postpone the date fixed for any payment of principal (including extension of the Termination Date or the date of any mandatory prepayment), interest or Fees in which the participant is participating, and (iii) sub-participations by the participant (except to an affiliate, parent company or affiliate of a parent company of the participant) shall be prohibited. In the case of any such participation, the participant shall not have any rights under this Credit Agreement or the other Credit Documents (the participant's rights against the selling Lender in respect of such participation to be those set forth in the participation agreement with such Lender creating such participation) and all amounts payable by the Borrower hereunder shall be determined as if such Lender had not sold such participation, provided, however, that such participant shall be entitled to receive additional amounts under Sections 3.6, 3.7, 3.9, 3.10,
3.13 and 3.14 on the same basis as if it were a Lender (but in no event shall such additional amounts exceed the amount which would have been payable to the relevant Lender in the absence of such participation, and subject to limitations on such participant comparable to those contained in Section 3.12 with respect to Requesting Lenders).

         10.4     No Waiver; Remedies Cumulative.

         No failure or delay on the part of the Administrative Agent or any Lender in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between the Administrative Agent or any Lender and the Borrower shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies provided herein are cumulative and not exclusive of any rights or remedies which the Administrative Agent or any Lender would otherwise have. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Administrative Agent or the Lenders to any other or further action in any circumstances without notice or demand.

         10.5     Payment of Expenses, etc.

         The Borrower agrees to: (i) pay all reasonable out-of-pocket costs and expenses (A) of the Administrative Agent in connection with the negotiation, preparation, execution and delivery and administration of this Credit Agreement and the other Credit Documents and the documents and instruments referred to therein (including, without limitation, the reasonable fees and expenses of Moore & Van Allen, PLLC, special counsel to the Administrative Agent) and any amendment, waiver or consent relating hereto and thereto including, but not limited to, any such amendments, waivers or consents resulting from or related to any work-out, renegotiation or restructure relating to the performance by the Borrower under this Credit Agreement, provided, however, the Borrower's obligations under this subsection (A) shall be limited to those of one law firm, and (B) of the Administrative Agent and the Lenders in connection with enforcement of the Credit Documents and the documents and instruments referred to therein (including, without limitation, in connection with any such enforcement, the reasonable fees and disbursements of counsel for the Administrative Agent and each of the Lenders); (ii) pay and hold each of the Lenders harmless from and against any and all present and future stamp and other similar taxes with respect to the foregoing matters and save each of the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Lender) to pay such taxes; and (iii) reimburse each Lender, its officers, directors, employees, representatives and Administrative Agents from and hold each of them harmless against any and all losses, liabilities, claims, damages or expenses incurred by any of them as a result of, or arising out of, or in any way related to, or by reason of any investigation, litigation or other proceeding (whether or not any Lender is a party thereto) related to the entering into and/or performance of any Credit Document or the use of proceeds of any Loans (including other extensions of credit) hereunder or the consummation of any other transactions contemplated in any Credit Document, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding (but excluding any such losses, liabilities, claims, damages or expenses to the extent incurred by reason of gross negligence or willful misconduct on the part of the Person to be indemnified).

         10.6     Amendments, Waivers and Consents.

         Neither this Credit Agreement nor any other Credit Document nor any of the terms hereof or thereof may be amended, changed, waived, discharged or terminated unless such amendment, change, waiver, discharge or termination is in writing entered into by, or approved in writing by, the Required Lenders and the Borrower, provided, however, that:

         (a)      the consent of each Lender affected thereby is required to

                  (i) Subject to Section 2.1, extend the final maturity of any or extend or waive any principal amortization payment of any Loan, or any portion thereof, or waive application of any mandatory prepayment,

                  (ii) reduce the rate or extend the time of payment of interest (other than as a result of waiving the applicability of any increase in interest rates after the occurrence of an Event of Default or on account of a failure to deliver financial statements on a timely basis) thereon or Fees hereunder,

                  (iii) reduce or waive the principal amount of any Loan,

                  (iv) increase the Commitment of a Lender over the amount thereof in effect (it being understood and agreed that a waiver of any Default or Event of Default or mandatory reduction in the Commitments shall not constitute a change in the terms of any Commitment of any Lender),

                  (v) except as the result of or in connection with a dissolution, merger or disposition of a Subsidiary permitted under
         Section 7.4, release the Borrower from its or their obligations under the Credit Documents,

                  (vi) amend, modify or waive any provision of this Section 10.6 or Sections 3.6, 3.7, 3.8, 3.9, 3.10, 3.11, 3.13, 3.14, 3.15, 3.16,
         8.1(a), 10.2, 10.3, 10.5 or 10.9,

                  (vii) reduce any percentage specified in, or otherwise modify, the definition of Required Lenders, or

                  (viii) consent to the assignment or transfer by the Borrower of any of its rights and obligations under (or in respect of) the Credit Documents except as permitted thereby;

         (b) without the consent of the Agent, no provision of Section 9 may be amended;

         Notwithstanding the fact that the consent of all the Lenders is required in certain circumstances as set forth above, (x) each Lender is entitled to vote as such Lender sees fit on any bankruptcy reorganization plan that affects the Loans, and each Lender acknowledges that the provisions of
Section 1126(c) of the Bankruptcy Code supersedes the unanimous consent provisions set forth herein and (y) the Required Lenders may consent to allow the Borrower to use cash collateral in the context of a bankruptcy or insolvency proceeding.

         10.7     Counterparts.

         This Credit Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Credit Agreement to produce or account for more than one such counterpart.

         10.8     Headings.

         The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Credit Agreement.

         10.9     Survival.

         All indemnities set forth herein, including, without limitation, in Sections 3.10, 3.13, 3.14, 9.7 or 10.5 shall survive the execution and delivery of this Credit Agreement, the making of the Loans, the repayment of the Loans and other obligations under the Credit Documents and the termination of the Commitments hereunder, and all representations and warranties made by the Borrower herein shall survive delivery of the Notes and the making of the Loans hereunder.

         10.10    Governing Law; Submission to Jurisdiction; Venue.

         (a) THIS CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. Any legal action or proceeding with respect to this Credit Agreement or any other Credit Document may be brought in the state or federal courts in the City of Richmond, Commonwealth of Virginia and, by execution and delivery of this Credit Agreement, the Borrower hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the nonexclusive jurisdiction of such courts. The Borrower further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address set out for notices pursuant to Section 10.1, such service to become effective three (3) days after such mailing.
Nothing herein shall affect the right of the Administrative Agent to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against the Borrower in any other jurisdiction.

         (b) The Borrower hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Credit Agreement or any other Credit Document brought in the courts referred to in subsection (a) hereof and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

         (c) TO THE EXTENT PERMITTED BY LAW, EACH OF THE ADMINISTRATIVE AGENT, THE LENDERS AND THE BORROWER HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS CREDIT AGREEMENT, ANY OF THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         10.11    Severability.

         If any provision of any of the Credit Documents is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

         10.12    Entirety.

         This Credit Agreement together with the other Credit Documents represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Credit Documents or the transactions contemplated herein and therein.

         10.13    Binding Effect; Termination.

         (a) This Credit Agreement shall become effective at such time on or after the Closing Date when it shall have been executed by the Borrower and the Administrative Agent, and the Administrative Agent shall have received copies hereof (telefaxed or otherwise) which, when taken together, bear the signatures of each Lender, and thereafter this Credit Agreement shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent and each Lender and their respective successors and assigns.

         (b) The term of this Credit Agreement shall be until no Loans or any other amounts payable hereunder or under any of the other Credit Documents shall remain outstanding and until all of the Commitments hereunder shall have expired or been terminated.

                  [Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Credit Agreement to be duly executed and delivered as of the date first above written.

BORROWER:                 UNIVERSAL CORPORATION,
                          a Virginia corporation

                          By:      /s/Karen M. L. Whelan
                          Name:        Karen M. L. Whelan
                          Title:       Vice President & Treasurer

LENDERS:                  NATIONSBANK, N.A.,
                          individually in its capacity as a
                          Lender and in its capacity as Administrative Agent

                          By:     /s/Hugh S. Miles, III
                          Name:       Hugh S. Miles, III
                          Title:      Executive Vice President

                          ABN-AMRO BANK, N.V.,
                          individually in its capacity as a
                          Lender and in its capacity as Syndication Agent

                          By:     /s/George Dugan
                          Name:       George Dugan
                          Title:      Vice President

                          By:     /s/Craig Vachris
                          Name:       Craig Vachris
                          Title:      Corporate Banking Officer

                          BANK OF AMERICA  NATIONAL  TRUST AND SAVINGS
                          ASSOCIATION  individually in its capacity as
                          a   Lender   and   in   its    capacity   as
                          Documentation Agent

                          By:     /s/G. Burton Queen
                          Name:       G. Burton Queen
                          Title:      Managing Director

                          CRESTAR BANK
                          individually in its capacity as a
                          Lender and in its capacity as Managing Agent

                          By:     /s/C. Gray Key
                          Name:       C. Gray Key
                          Title:      Vice President
                          FIRST UNION NATIONAL BANK
                          individually in its capacity as a
                          Lender and in its capacity as Co-Agent

                          By:     /s/Bonnie A. Banks
                          Name:       Bonnie A. Banks
                          Title:      Vice President

                          WACHOVIA BANK, N.A.
                          individually in its capacity as a
                          Lender and in its capacity as Co-Agent

                          By:     /s/Haywood Edmundson, V
                          Name:       Haywood Edmundson
                          Title:      Senior Vice President

                          BANK OF TOKYO - MITSUBISHI TRUST COMPANY

                          By:     /s/J. A. Don
                          Name:       J. A. Don
                          Title:      Vice President & Manger

                          NORDDEUTSCHE LANDESBANK GIROZENTRALE,
                          NEW YORK BRANCH AND/OR CAYMAN ISLANDS
BRANCH

                          By:     /s/Stephanie Finnen
                          Name:       Stephanie Finnene
                          Title:      Vice President

                          By:     /s/Stephen K. Hunter
                          Name:       Stephen K. Hunter
                          Title:      Senior Vice President

                          STANDARD CHARTERED BANK

                          By:     /s/Kristina McDavid
                          Name:       Krtistina McDavid
                          Title:      Vice President

                          By:     /s/F. D. Bowles
                          Name:       F. D. Bowles
                          Title:      Vice President



                          BANCA COMMERCIALE ITALIANA

                          By:     /s/Charles Dougherty
                          Name:       Charles Dougherty
                          Title:      Vice President

                          By:     /s/Karen Purelis
                          Name:       Karen Purelis
                          Title:      Vice President

                          CREDIT LYONNAIS ATLANTA AGENCY

                          By:     /s/David M. Cawrse
                          Name:       David M. Cawrse
                          Title:   First Vice President & Manger

                          THE DAI-ICHI KANGYO BANK, LTD.

                          By:     /s/Bertram Tang
                          Name:       Bertram Tang
                          Title:              Vice President

                          SUNTRUST BANK, ATLANTA

                          By:     /s/Jarrette A. White, III
                          Name:       Jarrette A. White, III
                          Title:       GVP/Group Manager

                          By:     /s/Linda L. Dash
                          Name:       Linda L. Dash
                          Title:       Vice President

                          KREDIETBANK, N.V.

                          By:     /s/Robert Snauffer
                          Name:       Robert Snauffer
                          Title:              Vice President

                          By:     /s/Tod R. Angus
                          Name:       Tod R. Angus
                          Title:              Vice President

                                 Schedule 2.1(a)
                       Schedule of Lenders and Commitments

                                                         Notice                     Revolving                    Revolving
                Lender                                   Address                 Committed Amount          Commitment Percentage
                ------                                   -------                 ----------------          ---------------------
NationsBank, N.A.                        NationsBank, N.A.                         $20,000,000
                                         One Independence Center
                                         101 N. Tryon Street, 15th Floor
                                         Charlotte, NC  28255
                                         Attn:
                                         Ph:
                                         Fx:      (704) 386-9923

                                         with a copy to:

                                         NationsBank, N.A.
                                         12th and Main
                                         4th Floor Pavilion
                                         Richmond, VA  23219
                                         Attn:  Hugh S. Miles
                                         Ph:      (804) 788-2244
                                         Fx:      (804) 788-3669

ABN-AMRO Bank, N.V.                      ABN-AMRO Bank, N.V.                       $17,500,000
                                         500 Park Avenue
                                         New York, NY  10022
                                         Attn:  John Deegan
                                         Ph:      (212) 446-4263
                                         Fx:      (212) 759-4792

Bank of America National Trust And       Bank of America National Trust And        $17,500,000
Savings Association                      Savings Association
                                         281 South LaSalle Street
                                         Suite 912
                                         Chicago, IL  60697
                                         Attn:  Michael Rogers
                                         Ph:      (312) 828-5797
                                         Fx:      (312) 987-1278

Crestar Bank                             Crestar Bank                              $17,500,000
                                         919 East Main Street
                                         Richmond, VA  28261
                                         Attn:  C. Gray Key
                                         Ph:      (804) 782-5237
                                         Fx:      (804) 782-6418

First Union National Bank                First Union National Bank                 $15,000,000
                                         901 East Cary Street, 2nd Floor
                                         Richmond, VA  28219
                                         Attn:  Martin Rust
                                         Ph:      (804) 788-9705
                                         Fx:      (804) 788-9605

Wachovia Bank, N.A.                      Wachovia Bank, N.A.                       $15,000,000
                                         300 North Main Street
                                         Winston-Salem, NC  27301
                                         Attn:  Haywood Edmundson
                                         Ph:      (910) 732-7614
                                         Fx:      (910)

Bank of Tokyo - Mitsubishi Trust         Bank of Tokyo - Mitsubishi Trust          $10,000,000
Company                                  Company
                                         2000 K Street, N.W., Suite 701
                                         Washington, DC  20006
                                         Attn:  Andrew Don
                                         Ph:      (202) 463-0175
                                         Fx:      (202) 293-3416

Nord LB                                  Nord LB                                    $7,500,000
                                         1270 Avenue of the Americas
                                         14th Floor
                                         New York, NY  10020
                                         Attn:  Stephanie Hoeverman
                                         Ph:      (212) 332-6606
                                         Fx:      (212) 332-6060

Standard Chartered Bank                  Standard Chartered Bank                    $7,500,000
                                         7 World Trade Center
                                         New York, NY  10048
                                         Attn:  Francois Bordes
                                         Ph:      (212) 667-0223
                                         Fx:      (212) 667-0780

Banca Commerciale Italiana               Banca Commerciale Italiana                 $5,000,000
                                         1 William Street, 7th Floor
                                         New York, NY  10004
                                         Attn:  John Michalisin
                                         Ph:      (212) 607-3918
                                         Fx:      (212) 809-9780

Credit Lyonnias Atlanta Agency           Credit Lyonnais Atlanta Agency             $5,000,000
                                         One Peachtree Street, 44th Floor
                                         303 Peachtree Street, NE
                                         Atlanta, GA  30308
                                         Attn:  Walter Robinson
                                         Ph:      (404) 524-3700
                                         Fx:      (404) 584-5219

The Dai-Ichi Kangyo Bank, Ltd.           The Dai-Ichi Kangyo Bank, Ltd.             $5,000,000
                                         One World Trade Center
                                         49th Floor
                                         New York, NY  10048
                                         Attn:  Bertram Tang
                                         Ph:      (212) 432-8639
                                         Fx:      (212) 912-1879

SunTrust Bank, Atlanta                   SunTrust Bank, Atlanta                     $5,000,000
                                         25 Park Place, 24th Floor
                                         Mail Code 118
                                         Atlanta, GA  30302
                                         Attn:  Brian Peters
                                         Ph:      (404) 827-6118
                                         Fx:      (404) 658-4905

KredietBank, N.V.                        KredietBank, N.V.                          $2,500,000
                                         Two Midtown Plaza
                                         Suite 1750
                                         Atanta, GA  30309
                                         Attn:  Jackie Brunetto
                                         Ph:      (404) 876-2556
                                         Fx:      (404) 876-3212


                               Schedule 2.1(b)(i)

                           FORM OF NOTICE OF BORROWING

NationsBank, N.A.
  as Administrative Agent for the Lenders
101 N. Tryon Street
Independence Center, 15th Floor
NC1-001-15-04
Charlotte, North Carolina  28255
Attention:  Agency Services

         RE: Credit Agreement dated as of December 18, 1997 (as amended and modified, the "Credit Agreement") among Universal Corporation and the Lenders identified therein and NationsBank, N.A., as Administrative Agent. Terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

Ladies and Gentlemen:

The undersigned  hereby gives notice of a request for Revolving Loan pursuant to
Section 2.1(b) of the Credit Agreement as follows:

(A)      Date of Borrowing
         (which is a Business Day)

(B)      Principal Amount of
         Borrowing

(C)      Interest rate basis

(D)      Interest Period and the
         last day thereof

In accordance with the requirements of Section 4.2 of the Credit Agreement, the undersigned Borrower hereby certifies that:

         (a) The representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects as of the date of this request, and will be true and correct after giving effect to the requested Loan advance (except for those which expressly related to an earlier date).

         (b) No Default or Event of Default exists, or will exist after giving effect to the requested Loan advance.

         (c) No circumstances, events or conditions have occurred since the date of the audited financial statements referenced in Section 5.1 of the Credit Agreement which is reasonably likely to have a Material Adverse Effect.

         (d) All conditions set forth in Section 2.1 as to the making of Revolving Loans have been satisfied.

                                                     Very truly yours,

                                                     UNIVERSAL CORPORATION

                                                     By:
                                                     Name:
                                                     Title:

                                 Schedule 2.1(e)

                             FORM OF REVOLVING NOTE

                                                               December 18, 1997

FOR VALUE RECEIVED, the undersigned Borrower, hereby promises to pay to the order of ______________________, and its successors and assigns, to the office of the Administrative Agent in immediately available funds as provided in the Credit Agreement,

                  (i) in the case of Revolving Loans, on or before the Maturity Date, such Lender's Revolving Committed Amount or, if less, the aggregate unpaid principal amount of all Revolving Loans made by such Lender to the undersigned; and

                  (ii) in the case of Competitive Loans, on or before the date specified in the Competitive Bid, the aggregate unpaid principal amount of all Competitive Loans made by such Lender to the undersigned;

together with interest thereon at the rates and as provided in the Credit Agreement.

         This Note is one of the Revolving Notes referred to in the Credit Agreement dated as of December 18, 1997 (as amended and modified, the "Credit Agreement") among UNIVERSAL CORPORATION, a Virginia corporation and the Lenders identified therein and NationsBank, N.A., as Administrative Agent. Terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

         The holder may endorse and attach a schedule to reflect borrowings evidenced by this Note and all payments and prepayments thereon; provided that any failure to endorse such information shall not affect the obligation of the undersigned Borrower to pay amounts evidenced hereby.

         Upon the occurrence and during the continuance of an Event of Default, all amounts evidenced by this Note may, or shall, become immediately due and payable as provided in the Credit Agreement without presentment, demand, protest or notice of any kind, all of which are waived by the undersigned Borrower. In the event payment of amounts evidenced by this Note is not made at any stated or accelerated maturity, the undersigned Borrower agrees to pay, in addition to principal and interest, all costs of collection, including reasonable attorneys' fees.

         This Note and the Loans and amounts evidenced hereby may be transferred only as provided in the Credit Agreement.

         This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

         In WITNESS WHEREOF, the undersigned Borrower has caused this Note to be duly executed as of the date first above written.

                                                     UNIVERSAL CORPORATION,
                                                     a Virginia corporation

                                                     By:
                                                     Name:
                                                     Title:

                                Schedule 2.2(b)-1

                         FORM OF COMPETITIVE BID REQUEST

NationsBank, N.A.,
  as Administrative Agent for the Lenders
101 North Tryon Street
Independence Center, 15th Floor
NC1-005-15-04
Charlotte, North Carolina  28255
Attn:  Agency Services

         Re: Credit Agreement dated as of December 18, 1997 (as amended and modified the "Credit Agreement") among UNIVERSAL CORPORATION and the Lenders identified therein and NationsBank, N.A., as Administrative Agent. Terms used but not otherwise defined shall have the meanings provided in the Credit Agreement.

Ladies and Gentlemen:

         The undersigned hereby gives you notice pursuant to Section 2.2(b) of the Credit Agreement it requests solicitation of Competitive Bids under the Credit Agreement, and in connection therewith sets forth below the terms on which the related Competitive Loan borrowing is requested to be made:

(A)      Date of Competitive Loan Borrowing
         (which is a Business Day)

(B)      Principal Amount of
         Competitive Loan borrowing

(C)      Interest Period and the last
         day thereof

         In accordance with the requirements of Section 4.2, the Borrower hereby reaffirms the representations and warranties set forth in the Credit Agreement as provided in subsection (a) of such Section, and confirms that the matters referenced in subsections (b), (c) and (e) of such Section, are true and correct.

                                                     UNIVERSAL CORPORATION

                                                     By:
                                                     Name:
                                                     Title:

                                Schedule 2.2(b)-2

              FORM OF NOTICE OF RECEIPT OF COMPETITIVE BID REQUEST


[Name of Lender]
[Address]

Attention:

         Re: Credit Agreement dated as of December 18, 1997 (as amended and modified the "Credit Agreement") among UNIVERSAL CORPORATION and the Lenders identified therein and NationsBank, N.A., as Administrative Agent. Terms used but not otherwise defined shall have the meanings provided in the Credit Agreement.

Dear Sirs:

         UNIVERSAL CORPORATION, a Virginia corporation, being Borrower under the above-referenced Credit Agreement made a Competitive Bid Request on __________________, 19__, pursuant to Section 2.2(b) of the Credit Agreement, and in that connection you are invited to submit a Competitive Bid by 10:00 A.M. (Charlotte, North Carolina time) , 19__ [Date of Proposed Competitive Loan Borrowing]. Your Competitive Bid must comply with Section 2.2(c) of the Credit Agreement and the terms of set forth below on which the Competitive Bid Request was made:

(A)      Date of Competitive Borrowing

(B)      Principal Amount of Competitive Borrowing

(C)      Interest Period and the last day thereof

                                   NATIONSBANK, N.A., as Administrative Agent

                                   By:
                                   Name:
                                   Title:

                                 Schedule 2.2(c)

                             FORM OF COMPETITIVE BID


NationsBank, N.A.,
  as Agent for the Lenders
101 North Tryon Street
Independence Center, 15th Floor
NC1-005-15-04
Charlotte, North Carolina  28255
Attn:  Agency Services

         Re: Credit Agreement dated as of December 18, 1997 (as amended and modified the "Credit Agreement") among UNIVERSAL CORPORATION and the Lenders identified therein and NationsBank, N.A., as Administrative Agent. Terms used but not otherwise defined shall have the meanings provided in the Credit Agreement.

Ladies and Gentlemen:

         The undersigned [Name of Lender], hereby makes a Competitive Bid pursuant to Section 2.2(c) of the Credit Agreement, in response to the Competitive Bid Request made by the Borrower on ____________, 19__, and in that connection sets forth below the terms on which such Competitive Bid is made:

(A)      Principal Amount

(B)      Competitive Bid Rate

(C)      Interest Period and the last day thereof

         The undersigned hereby confirms that it is prepared, subject to the conditions set forth in the Credit Agreement, to extend credit to the Borrower upon acceptance by the Borrower of this bid in accordance with Section 2.2(e) of the Credit Agreement.

                                                     [NAME OF LENDER]

                                                     By:
                                                     Name:
                                                     Title:

                                 Schedule 2.2(e)

                  FORM OF COMPETITIVE BID ACCEPT/REJECT LETTER


NationsBank, N.A.,
  as Agent for the Lenders
101 North Tryon Street
Independence Center, 15th Floor
NC1-005-15-04
Charlotte, North Carolina  28255
Attn:  Agency Services

         Re: Credit Agreement dated as of December 18, 1997 (as amended and modified the "Credit Agreement") among UNIVERSAL CORPORATION and the Lenders identified therein and NationsBank, N.A., as Administrative Agent. Terms used but not otherwise defined shall have the meanings provided in the Credit Agreement.

Ladies and Gentlemen:

         In accordance with Section 2.2(e) of the Credit Agreement, in connection with our Competitive Bid Request dated __________________ and in accordance with Section 2.2(e) of the Credit Agreement, we hereby accept the following bids for maturity on [date]:

Principal Amount           Competitive Bid Rate               Lender

         $                                           [%]
         $                                           [%]


We hereby reject the following bids:

Principal Amount           Competitive Bid Rate               Lender

         $                                           [%]
         $                                           [%]


                                       UNIVERSAL CORPORATION

                                       By:_____________________________________
                                       Name:
                                       Title:

                                  Schedule 3.2

                     Form of Notice of Extension/Conversion


NationsBank, N.A.,
  as Administrative Agent for the Lenders
101 N. Tryon Street
Independence Center, 15th Floor
NC1-001-15-04
Charlotte, North Carolina  28255
Attention:  Agency Services

         Re: Credit Agreement dated as of December 18, 1997 (as amended and modified, the "Credit Agreement") among UNIVERSAL CORPORATION and the Lenders identified therein and NationsBank, N.A., as Administrative Agent. Terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

Ladies and Gentlemen:

         The undersigned hereby gives notice pursuant to Section 3.2 of the Credit Agreement that it requests an extension or conversion of a Revolving Loan outstanding under the Credit Agreement, and in connection therewith sets forth below the terms on which such extension or conversion is requested to be made:

(A)      Date of Extension or Conversion
         (which is the last day of the
         applicable Interest Period)          _______________________________

(B)      Principal Amount of
         Extension or Conversion              _______________________________

(C)      Interest rate basis                  _______________________________

(D)      Interest Period and the
         last day thereof                     _______________________________

         In accordance with the requirements of Section 4.2 of the Credit Agreement, the undersigned Borrower hereby certifies that:

                  (a) The representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects as of the date of this request, and will be true and correct after giving effect to the requested Loan advance (except for those which expressly relate to an earlier date).

                  (b) No Default or Event of Default exists, or will exist after giving effect to the requested Loan advance.

                  (c) No circumstances, events or conditions have occurred since the date of the audited financial statements referenced in Section 5.1 of the Credit Agreement which would have a Material Adverse Effect.


                      Very truly yours,

                      UNIVERSAL CORPORATION

                      By:__________________________________
                      Name:
                      Title:

                                 Schedule 4.1(b)

                              Form of Legal Opinion

                               Schedule 4.1(i)(v)

                             Secretary's Certificate


         Pursuant to Section 4.1(i)(v) of the Credit Agreement (the "Credit Agreement"), dated as of December 18, 1997, among UNIVERSAL CORPORATION, a Virginia corporation, and the Lenders identified therein and NationsBank, N.A., as Administrative Agent, the undersigned ___________________________ Secretary of ____________________ (the "Corporation") hereby certifies as follows:

         1. Attached hereto as Annex I is a true and complete copy of resolutions duly adopted by the Board of Directors of the Corporation on _______________________, 1997. The attached resolutions have not been rescinded or modified and remain in full force and effect. The attached resolutions are the only corporate proceedings of the Corporation now in force relating to or affecting the matters referenced to therein.

         2. Attached hereto as Annex II is a true and complete copy of the By-laws of the Corporation as in effect on the date hereof.

         3. Attached hereto as Annex III is a true and complete copy of the Certificate of Incorporation of the Corporation and all amendments thereto as in effect on the date hereof.

         4. The following persons are now duly elected and qualified officers of the Corporation, holding the offices indicated, and the signature appearing opposite his name below is his true and genuine signature, and such officer is duly authorized to execute and deliver on behalf of the Corporation, the Credit Agreement, the Notes to be issued pursuant thereto and the other Credit Documents to act as a Responsible Officer on behalf of the Corporation under the Credit Agreement.

Name                      Office                                Signature

                                                       ------------------------

         IN WITNESS WHEREOF, the undersigned has hereunto set his/her name and affixed the corporate seal of the Corporation.

                                          -----------------------------
                                          Secretary

                                          (CORPORATE SEAL)


Date:    _______________________, 1997

         I,         _____________________,         ___________________        of
_________________________,  hereby  certify  that  _____________________,  whose genuine signature appears above, is, and has been at all times since ______________________, a duly elected, qualified and acting
____________________ of


                                              _______________________________ of

                                              __________________________________

                                            ______________________________, 1997

                                  Schedule 5.6

                        Description of Legal Proceedings


                                      NONE

                                  Schedule 5.11

                                  Subsidiaries

                                 Schedule 6.2(b)

                    Form of Officer's Compliance Certificate

         This  Certificate  is delivered in  accordance  with the  provisions of
Section 7.2(b) of that Credit Agreement dated as of December 18, 1997 (as amended, modified and supplemented, the "Credit Agreement") among UNIVERSAL CORPORATION, a Virginia corporation, and the Lenders identified therein, and NationsBank, N.A., as Administrative Agent. Terms used but not otherwise defined herein shall have the same meanings provided in the Credit Agreement.

         The undersigned, being a Responsible Officer of Universal Corporation, a Virginia corporation, hereby certifies, in my official capacity and not in my individual capacity, that to the best of my knowledge and belief:

         (a) the financial statements fairly present the financial condition of the parties covered by such financial statements in all material respects;

         (b) during the period the Borrower has observed or performed all of its covenants and other agreements in all material respects, and satisfied in all material respects every material condition, contained in this Credit Agreement to be observed, performed or satisfied by it;

         (c) the undersigned has no actual knowledge of any Default or Event of Default; and

         (d) detailed calculations demonstrating compliance with the financial covenants set out in Section 6.7 of the Credit Agreement.

         This the _______________ day of ________________________, 199_.

                                      UNIVERSAL CORPORATION

                                      By:___________________________________
                                      Name:
                                      Title:

                       Attachment to Officer's Certificate

                       Computation of Financial Covenants

                                Schedule 10.3(b)

                        Form of Assignment and Acceptance

         THIS ASSIGNMENT AND ACCEPTANCE dated as of , 1997 is entered into between THE LENDER IDENTIFIED ON THE SIGNATURE PAGES AS THE "ASSIGNOR" (the "Assignor") and THE PARTIES IDENTIFIED ON THE SIGNATURE PAGES AS "ASSIGNEES" ("Assignee").

         Reference is made to that Credit Agreement dated as of December 18, 1997 (as amended and modified, the "Credit Agreement") among UNIVERSAL CORPORATION, a Virginia corporation (the "Borrower"), and the Lenders identified therein and NationsBank, N.A., as Administrative Agent. Terms defined in the Credit Agreement are used herein with the same meanings.

         1. The Assignor hereby sells and assigns, without recourse, to the Assignees, and the Assignees hereby purchase and assume, without recourse, from the Assignor, effective as of the Effective Date shown below, those rights and interests of the Assignor under the Credit Agreement identified below (the "Assigned Interests"), including the Loans and Commitments relating thereto, together with unpaid interest and fees relating thereto accruing from the Closing Date. The Assignor represents and warrants that it owns interests assigned hereby free and clear of liens, encumbrances or other claims. Each of the Assignees represents that it is an eligible assignee under Section 10.3 the Credit Agreement. The Assignor and each of the Assignees hereby makes and agrees to be bound by all the representations, warranties and agreements set forth in
Section 10.3 of the Credit Agreement, a copy of which has been received by each such party. From and after the Closing Date (i) each Assignee, if it is not already a Lender under the Credit Agreement, shall be a party to and be bound by the provisions of the Credit Agreement and, to the extent of the interests assigned by this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) each Assignor shall, to the extent of the interests assigned by this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement (other than the rights of indemnification referenced in Section 10.9 of the Credit Agreement). Schedule 2.1(a) is deemed modified and amended to the extent necessary to give effect to this Assignment.

         2. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of New York.

         3.       Terms of Assignment

         (a)      Date of Assignment:                                   , 199__
                                              --------------------------
         (b)      Legal Name of Assignor:                 SEE SIGNATURE PAGE
         (c)      Legal Name of Assignee:                 SEE SIGNATURE PAGE
         (d)      Effective Date of Assignment:                         , 199__
                                              --------------------------

See Schedule I attached for a description of the Loans and Commitments (and the percentage interests therein and relating thereto) which are the subject of this Assignment and Acceptance.

         4. The fee payable to the Administrative Agent in connection with this Assignment is enclosed.

         IN WITNESS WHEREOF, the parties hereto have caused the execution of this instrument by their duly authorized officers as of the date first above written.

         ASSIGNOR:                                      ASSIGNEE:

         By:                                            By:
         Name:                                          Name:
         Title:                                         Title:

                              Address for Notices:



ACKNOWLEDGMENT AND CONSENT

NATIONSBANK, N.A.,                                   UNIVERSAL CORPORATION
as Administrative Agent


         By:                                         By:
         Name:                                       Name:
         Title:                                      Title:


                                   SCHEDULE I
                          TO ASSIGNMENT AND ACCEPTANCE
                              UNIVERSAL CORPORATION

                       REVOLVING LOANS PRIOR TO ASSIGNMENT

                                  Revolving                Revolving                Revolving
                                  Committed               Commitment                  Loans
                                   Amount                 Percentage               Outstanding
                                   ------                 ----------               -----------
     ASSIGNOR



     ASSIGNEES



                             --------------------     --------------------     --------------------
                                                                               --
                             $                                                 $




              REVOLVING LOANS INTERESTS SUBJECT TO THIS ASSIGNMENT

                                  Revolving                Revolving                Revolving
                                  Committed               Commitment                  Loans
                                   Amount                 Percentage               Outstanding
                                   ------                 ----------               -----------
     ASSIGNOR



     ASSIGNEES



                             --------------------     --------------------     --------------------

                             $                                                 $




                                   SCHEDULE I
                          TO ASSIGNMENT AND ACCEPTANCE
                              UNIVERSAL CORPORATION

                        REVOLVING LOANS AFTER ASSIGNMENT

                                  Revolving                Revolving                Revolving
                                  Committed               Commitment                  Loans
                                   Amount                 Percentage               Outstanding
                                   ------                 ----------               -----------
     ASSIGNOR



     ASSIGNEES



                             --------------------     --------------------     --------------------

                             $                                                 $
